      As filed with the Securities and Exchange Commission on July 3, 2002


                        Registration No._______________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ____
                      [ ] Post-Effective Amendment No. ___
                        (Check Appropriate Box or Boxes)

                   Liberty-Stein Roe Funds Municipal Trust *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)

                            Jean S. Loewenberg, Esq.
                             Liberty Funds Group LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110



Title of Securities Being Registered: Shares of Beneficial Interest, no par value

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 2, 2002 pursuant to Rule 488.

* On behalf of the Stein Roe Managed Municipals Fund.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

     Your fund will hold a special meeting of shareholders on [October   ],
2002, at [ ] (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to the Liberty Funds, Stein Roe Funds, Galaxy Funds and Columbia Funds groups. Columbia's overall goal is proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully. If you have any questions, feel free to speak to one of our representatives at 800-426-3750.

     This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC, Inc., to assist shareholders with the voting process. As we get closer
to [October   ], shareholders who have not yet voted may receive a call from
PROXY ADVANTAGE reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     Again, if you have any questions regarding the combined Prospectus/Proxy Statement, please call us at 800-426-3750.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,



Keith T. Banks
President
Columbia Management Group, Inc.

[August   ], 2002

[Job Code]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD [OCTOBER __], 2002

                              LIBERTY FUNDS TRUST V
                          LIBERTY OHIO TAX EXEMPT FUND

         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Ohio Tax Exempt Fund will be held at [___] Eastern Time on Friday, [October __], 2002, at the offices of Columbia Management Group, Inc., the parent of the Liberty Ohio Tax Exempt Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

         1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Ohio Tax Exempt Fund to, and the assumption of all of the liabilities of the Liberty Ohio Tax Exempt Fund by, the Stein Roe Managed Municipals Fund in exchange for shares of the Stein Roe Managed Municipals Fund and the distribution of such shares to the shareholders of the Liberty Ohio Tax Exempt Fund in complete liquidation of the Liberty Ohio Tax Exempt Fund.

         2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on [August 2], 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                              By order of the Board of Trustees,


                                              Jean S. Loewenberg, Secretary

[August ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE LIBERTY OHIO TAX EXEMPT FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT
                               AUGUST [   ], 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                          LIBERTY OHIO TAX EXEMPT FUND
                           c/o Liberty Funds Trust V
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                       STEIN ROE MANAGED MUNICIPALS FUND
                  c/o Liberty-Stein Roe Funds Municipal Trust
                              One Financial Center
                          Boston, Massachusetts 02111

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Liberty Ohio Tax Exempt Fund
            by the Stein Roe Managed Municipals Fund........   10
  The Proposal..............................................   10
  Principal Investment Risks................................   10
  Information about the Acquisition.........................   10
GENERAL.....................................................   16
  Voting Information........................................   16
Appendix A -- Form of Agreement and Plan of
  Reorganization............................................  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Management's Discussion of Fund Performance as
              of June 30, 2001 -- Stein Roe Managed
              Municipals Fund...............................  D-1
Appendix E -- Financial Highlights of the Stein Roe Managed
              Municipals Fund...............................  E-1
Appendix F -- Information Applicable to Stein Roe Managed
              Municipals Fund Class A, B, and C Shares......  F-1

     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Ohio Tax Exempt Fund (the "Liberty Ohio Fund") by the Stein Roe Managed Municipals Fund (the "Stein Roe Municipals Fund," and together with the Liberty Ohio Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Liberty Ohio Fund (the "Meeting"),
which will be held at [               ] a.m./p.m. Eastern Time on
[               ], 2002, at the offices of Columbia Management Group, Inc.
("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Liberty Ohio Fund by the Stein Roe Municipals Fund. If the Acquisition occurs, you will become a shareholder of the Stein Roe Municipals Fund. The Stein Roe Municipals Fund seeks a high level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation. If the Agreement and Plan of Reorganization is approved by the shareholders of the Liberty Ohio Fund and the Acquisition occurs, the Liberty Ohio Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Municipals Fund in exchange for shares of the same class of the Stein Roe Municipals Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Liberty Ohio Fund will be distributed pro rata to its shareholders of the same class. After the Acquisition, the Stein Roe Municipals Fund expects to change its name to "Liberty Managed Municipals Fund."

     Please review the enclosed Prospectus of the Stein Roe Municipals Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

     - The Prospectus of the Liberty Ohio Fund dated June 1, 2002.

     - The Statement of Additional Information of the Liberty Ohio Fund dated June 1, 2002.

     - Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Liberty Ohio Fund dated January 31, 2002.

     - The Statement of Additional Information of the Stein Roe Municipals Fund dated August [ ], 2002, relating to the Acquisition.

     The Liberty Ohio Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com or www.steinroe.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TDD equipment. Text-only versions of all the Liberty Ohio Fund and Stein Roe Municipals Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549-0102 and at the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Liberty Funds Trust V ("Trust V"), who are also the Trustees of the Liberty-Stein Roe Funds Municipal Trust (the "Municipal Trust") (each a "Trust" and together, the "Trusts"), are recommending that the Stein Roe Municipals Fund acquire the Liberty Ohio Fund. This means that the Stein Roe Municipals Fund would acquire all of the assets and liabilities of the Liberty Ohio Fund in exchange for shares of the Stein Roe Municipals Fund. If the Acquisition is approved, you will receive shares of the Stein Roe Municipals Fund with an aggregate net asset value equal to the aggregate net asset value of your Liberty Ohio Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around
[          ], 2002.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of Trust V recommend approval of the Acquisition because it offers shareholders of the Liberty Ohio Fund the opportunity to invest in a larger fund (allowing for the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Liberty Ohio Fund (except that the Stein Roe Municipals Fund does not seek to provide income exempt from Ohio's personal income tax). In reviewing the Acquisition, the Trustees also considered the following matters:

     - based on estimated expense ratios as of March 31, 2002, shareholders are expected to experience a decrease in expenses;

     - shareholders of the Liberty Ohio Fund will move into a fund with a better long-term historic performance record; and

     - the Acquisition is expected to be tax-free for shareholders of the Liberty Ohio Fund who choose to remain shareholders of the Stein Roe Municipals Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE LIBERTY OHIO FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE STEIN ROE MUNICIPALS FUND ARE GENERALLY SIMILAR TO THOSE OF THE LIBERTY OHIO FUND, THERE WILL BE DIFFERENCES IN THE INVESTMENT APPROACH OF THE COMBINED FUND. FOR EXAMPLE, THE LIBERTY OHIO FUND FOCUSES ON INVESTMENTS IN SECURITIES PAYING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND OHIO'S PERSONAL INCOME TAX, WHILE THE STEIN ROE MUNICIPALS FUND DOES NOT AIM TO PRODUCE INCOME THAT IS EXEMPT FROM OHIO PERSONAL INCOME TAX. IN ADDITION, UNLIKE THE LIBERTY OHIO FUND, THE STEIN ROE MUNICIPALS FUND IS A DIVERSIFIED FUND, WHICH MEANS THAT, WITH RESPECT TO 75% OF ITS ASSETS, IT GENERALLY MAY NOT INVEST MORE THAN FIVE PERCENT OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Liberty Ohio Fund and the Stein Roe Municipals Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Stein Roe Municipals Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor.

Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Liberty Ohio Fund for its last fiscal year (ended January 31, 2002) and for the Stein Roe Municipals Fund for its last fiscal year (ended June 30, 2002) (for Class A, Class B and Class C shares of the Stein Roe Municipals Fund, expenses shown are estimates based on the expenses of the existing shares of such Fund for its last fiscal year) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of March 31, 2002).

Shareholders of the Liberty Ohio Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

Based on estimated expense ratios as of March 31, 2002, expenses of each class of shares of the Stein Roe Municipals Fund are expected to be lower than the expenses of the corresponding class of shares of the Liberty Ohio Fund.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                 LIBERTY OHIO FUND(1)
                                                                 --------------------
                                                              CLASS A   CLASS B   CLASS C
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                              4.75      0.00      0.00
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as
a percentage of the lesser of purchase price or redemption
price)                                                         1.00(2)   5.00      1.00
-----------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if
applicable)                                                     (3)       (3)       (3)

                                                               STEIN ROE MUNICIPALS FUND(1)(4)
                                                               -------------------------------
                                                              CLASS A      CLASS B      CLASS C
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                              4.75         0.00         0.00
-----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as
a percentage of the lesser of purchase price or redemption
price)                                                         1.00(2)      5.00         1.00
-----------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if
applicable)                                                     (3)          (3)          (3)

---------------
 (1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months of the date of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

 (4) The Stein Roe Municipals Fund is offering new classes of shares, Class A, Class B and Class C shares, in connection with the Acquisition. The existing shares of the Stein Roe Municipals Fund will be redesignated as Class Z shares at the time of the Acquisition.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                   LIBERTY OHIO FUND
                                                              (FOR THE FISCAL YEAR ENDED
                                                                   JANUARY 31, 2002)
                                                              --------------------------
                                                              CLASS A   CLASS B   CLASS C
Management fee (%)                                             0.50      0.50       0.50
-----------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(5) (%)                   0.19      0.94       0.94(6)
-----------------------------------------------------------------------------------------
Other expenses (%)                                             0.38      0.38       0.38
-----------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.07      1.82       1.82(6)

                                     STEIN ROE MUNICIPALS FUND
                                    (FOR THE FISCAL YEAR ENDED         STEIN ROE MUNICIPALS FUND(7)
                                         JUNE 30, 2002)(7)                 (PRO FORMA COMBINED)
                                    --------------------------         ----------------------------
                                  CLASS A     CLASS B     CLASS C     CLASS A     CLASS B     CLASS C
Management fee(8) (%)              0.54        0.54        0.54        0.53        0.53        0.53
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(5) (%)                        0.18        0.93        0.93(9)     0.18        0.93        0.93(10)
-----------------------------------------------------------------------------------------------------
Other expenses(7) (%)              0.20        0.20        0.20        0.22        0.22        0.22
-----------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                       0.92        1.67        1.67(9)     0.93        1.68        1.68(10)

---------------
 (5) The Liberty Ohio Fund and the Stein Roe Municipals Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee portion of the 12b-1 fee may equal up to 0.10% on net assets attributable to shares of the Liberty Ohio Fund issued prior to December 1, 1994, and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.10% and 0.25% rates. Distribution and service fees are paid out of the assets attributable to these classes.

 (6) The Liberty Ohio Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.64% and the total annual fund operating expenses for Class C shares would be 1.52%. This arrangement may be modified or terminated by the distributor at any time.

 (7) The Stein Roe Municipals Fund is offering new classes of shares, Class A, Class B and Class C shares, in connection with the Acquisition. "Other expenses" for Class A, B and C shares of the Stein Roe Municipals Fund are estimated based on the actual expenses of the existing shares of the Stein Roe Municipals Fund. The existing shares of Stein Roe Municipals Fund will be redesignated as Class Z shares at the time of the Acquisition.

 (8) The Stein Roe Municipals Fund paid a management fee of 0.42% and an administration fee of 0.12%.

 (9) The Stein Roe Municipals Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.63% and the total annual fund operating expenses for Class C shares would be 1.37%. This arrangement may be modified or terminated by the distributor at any time.

(10) The Stein Roe Municipals Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. If this waiver were reflected in the table, the 12b-1 fee for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.38%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Liberty Ohio Fund or the Stein Roe Municipals Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

     - Class B shares convert to Class A shares after eight years

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY OHIO FUND
Class A                                                    $579      $799      $1,037      $1,719
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           185       573         985       1,940
         sold all your shares at end of period              685       873       1,185       1,940
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           185       573         985       2,137
         sold all your shares at end of period              285       573         985       2,137
--------------------------------------------------------------------------------------------------

STEIN ROE MUNICIPALS FUND
Class A                                                    $564      $754      $  960      $1,553
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           170       526         907       1,777
         sold all your shares at end of period              670       826       1,107       1,777
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           170       526         907       1,976
         sold all your shares at end of period              270       526         907       1,976
--------------------------------------------------------------------------------------------------

STEIN ROE MUNICIPALS FUND (PRO FORMA COMBINED)
Class A                                                    $565      $757      $  965      $1,564
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                           171       530         913       1,788
         sold all your shares at end of period              671       830       1,113       1,788
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                           171       530         913       1,987
         sold all your shares at end of period              271       530         913       1,987
--------------------------------------------------------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Liberty Ohio Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Stein Roe Municipals Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE LIBERTY OHIO FUND AND THE STEIN ROE MUNICIPALS FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

-----------------------------------------------------------------------------------------------------------
                     LIBERTY OHIO FUND                               STEIN ROE MUNICIPALS FUND
-----------------------------------------------------------------------------------------------------------
     INVESTMENT GOAL: The Liberty Ohio Fund seeks as     INVESTMENT GOAL: The Stein Roe Municipals Fund
     high a level of after-tax total return as is        seeks a high level of total return consistent with
     consistent with prudent risk                        prudent risk, consisting of current income exempt
                                                         from federal income tax and opportunities for
                                                         capital appreciation.
-----------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGIES: The Liberty Ohio   PRINCIPAL INVESTMENT STRATEGIES: The Stein Roe
     Fund seeks to achieve its goal as follows:          Municipals Fund seeks to achieve its goal as
                                                         follows:
     - Under normal market conditions, the Fund invests  - Invests at least 80% of its net assets (plus any
       at least 80% of its total assets in municipal       borrowings for investment purposes) in
       bonds, the interest on which is exempt from         tax-exempt bonds, which primarily are investment
       federal income tax and Ohio's personal income       grade. These securities are rated at least BBB
       tax (if any), other than any alternative minimum    by S&P, rated at least Baa by Moody's, given a
       tax. In selecting municipal bonds for the Fund,     comparable rating by another nationally
       the investment advisor primarily invests in         recognized rating agency, or unrated securities
       investment grade securities rated in the four       that the advisor believes to be of comparable
       highest categories by Standard & Poor's, a          quality.
       division of the McGraw-Hill Companies, Inc.
       ("S&P"), and Moody's Investors Service, Inc.      - May invest up to 35% of its total assets in any
       ("Moody's"), or other nationally recognized         combination of the following bonds (not
       rating agencies or unrated securities that the      including pre-refunded bonds): (1) bonds rated
       advisor believes to be comparable in quality to     below investment grade by a national rating
       investment grade securities                         agency and (2) bonds that are not rated,
                                                           provided that the Fund's total investments in
     - May invest up to 25% of its total assets in         unrated bonds may not exceed 25% of total
       lower-rated debt securities, which are rated        assets. Pre-refunded bonds are bonds that are
       below investment grade by Moody's or S&P, or        typically escrowed with U.S. Treasury bonds and
       comparable unrated securities                       may or may not be rated.
                                                         - The interest income distributed by the Fund from
                                                           certain tax-exempt bonds may be subject to the
                                                           federal Alternative Minimum Tax and any
                                                           applicable state Alternative Minimum Tax for
                                                           individuals and corporations. As a fundamental
                                                           policy that cannot be changed without
                                                           shareholder approval, the Fund may not invest
                                                           more than 20% of its assets in bonds subject to
                                                           the federal Alternative Minimum Tax.
                                                         - It is a fundamental investment policy that,
                                                           during periods of normal market conditions, the
                                                           Fund's assets will be invested so that at least
                                                           80% of the Fund's income will be exempt from
                                                           federal income tax.
-----------------------------------------------------------------------------------------------------------

The following highlights the differences in the investment strategies that each Fund uses to achieve its investment goals:

     - The Liberty Ohio Fund pursues its investment objective by investing in bonds, the income from which is exempt from federal income tax and Ohio's personal income tax, while the Stein Roe Municipals Fund does not aim to produce income that is exempt from Ohio's personal income tax.

     - Unlike the Stein Roe Municipals Fund, which is a diversified fund, the Liberty Ohio Fund is non-diversified and (subject to certain limitations imposed by the Internal Revenue Code on regulated investment companies) may invest an unlimited percentage of its assets in the securities of any one issuer.

     - The Liberty Ohio Fund may invest up to 25% of its total assets in debt securities rated below investment grade, while the Stein Roe Municipals Fund may invest up to 35% of its total assets in debt securities rated below investment grade.

The following compares other investment policies to which each Fund is subject:

     - Neither the Liberty Ohio Fund nor the Stein Roe Municipals Fund may purchase real estate. However, unlike the Liberty Ohio Fund, which may only own real estate acquired as the result of owning securities and not constituting more than 5% of its total assets, the Stein Roe Municipals Fund may purchase securities secured by real estate or interests in real estate and may purchase securities issued by companies which invest in real estate or interests in real estate.

     - The Stein Roe Municipals Fund is subject to the following non-fundamental investment policies which, except to the extent applicable to the Liberty Ohio Fund by operation of the Investment Company Act of 1940 and the rules and regulations thereunder, do not apply to the Liberty Ohio Fund. Under these non-fundamental policies, the Stein Roe Municipals Fund may not (1) invest for the purpose of exercising control, (2) purchase portfolio securities from, or sell portfolio securities to, any of the officers, directors or trustees of the Municipal Trust, (3) purchase shares of other open-end investment companies, except in the context of a merger, consolidation, acquisition or reorganization, (4) invest more than 5% of its net assets in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange, (5) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of the Fund's net assets,
       (6) write an option on a security, or (7) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except as may be necessary in connection with borrowings mentioned in the immediately preceding bullet point and except that the Fund may enter into futures and options transactions.

Except as noted above, the investment policies of the Liberty Ohio Fund and the Stein Roe Municipals Fund are generally similar. For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

5. WHAT CLASS OF STEIN ROE MUNICIPALS FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

You will receive the same class of shares that you currently own in the Liberty Ohio Fund. The shares will have the same exchange rights, will bear the same contingent deferred sales charges ("CDSCs") upon redemption and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

Please see Appendix F for more information regarding Class A, B and C shares of the Stein Roe Municipals Fund.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Liberty Ohio Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Liberty Ohio Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Liberty Ohio Fund shares are expected to carry over to your new shares in the Stein Roe Municipals Fund.

          PROPOSAL -- ACQUISITION OF THE LIBERTY OHIO TAX EXEMPT FUND
                    BY THE STEIN ROE MANAGED MUNICIPALS FUND

THE PROPOSAL

     You are being asked to approve the Agreement and Plan of Reorganization dated July [ ], 2002. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Liberty Ohio Fund by the Stein Roe Municipals Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Stein Roe Municipals Fund, and how do they compare with those of the Liberty Ohio Fund?

     The Stein Roe Municipals Fund is subject to management risk, market risk, issuer risk, interest rate risk and the risks associated with investing in lower-rated debt securities (commonly referred to as "junk bonds") and tax-exempt bonds, which are generally the same risks to which the Liberty Ohio Fund is subject. To the extent that the Liberty Ohio Fund is able to invest more of its assets in the securities of a single issuer than the Stein Roe Municipals Fund, the Liberty Ohio Fund may be subject to a greater degree of issuer risk than the Stein Roe Municipals Fund. More specifically, since the Stein Roe Municipals Fund is likely to have a significantly lower percentage of its assets invested in the securities of Ohio issuers than the Liberty Ohio Fund does, the exposure of the Stein Roe Municipals Fund to the risks associated with adverse economic, political and regulatory occurrences in or affecting Ohio is expected to be significantly lower. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks of the Stein Roe Municipals Fund, please see the enclosed Prospectus of the Stein Roe Municipals Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

     SHAREHOLDERS OF THE LIBERTY OHIO FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE STEIN ROE MUNICIPALS FUND ARE GENERALLY SIMILAR TO THOSE OF THE LIBERTY OHIO FUND, THERE WILL BE DIFFERENCES IN THE INVESTMENT APPROACH OF THE COMBINED FUND. FOR EXAMPLE, THE LIBERTY OHIO FUND FOCUSES ON INVESTMENTS IN SECURITIES PAYING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND OHIO'S PERSONAL INCOME TAX, WHILE THE STEIN ROE MUNICIPALS FUND DOES NOT AIM TO PRODUCE INCOME THAT IS EXEMPT FROM OHIO PERSONAL INCOME TAX. IN ADDITION, UNLIKE THE LIBERTY OHIO FUND, THE STEIN ROE MUNICIPALS FUND IS A DIVERSIFIED FUND, WHICH MEANS THAT, WITH RESPECT TO 75% OF ITS ASSETS, IT GENERALLY MAY NOT INVEST MORE THAN FIVE PERCENT OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE LIBERTY OHIO FUND AND THE STEIN ROE MUNICIPALS FUND.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization

     If approved by the shareholders of the Liberty Ohio Fund, the Acquisition
is expected to occur on or around [          ], 2002, under the Agreement and
Plan of Reorganization, a form of which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:

     - The Liberty Ohio Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Stein Roe Municipals Fund in exchange for shares of the same class of the Stein Roe Municipals Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

     - The Acquisition will occur on the next business day after the time
       (currently scheduled to be 4:00 p.m. Eastern Time on [          ], 2002,
       or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

     - The shares of each class of the Stein Roe Municipals Fund received by the Liberty Ohio Fund will be distributed to the shareholders of the same class of the Liberty Ohio Fund pro rata in accordance with their percentage ownership of such class of the Liberty Ohio Fund in full liquidation of the Liberty Ohio Fund.

     - After the Acquisition, the Liberty Ohio Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the Liberty Ohio Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Trust V and the Municipal Trust.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust V to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs, you will receive shares in the Stein Roe Municipals Fund of the same class as the shares that you currently own in the Liberty Ohio Fund. Please see Appendix F for more information on Class A, B and C shares of the Stein Roe Municipals Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares and for purposes of determining the CDSC applicable to any redemption and/or the conversion date of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Liberty Ohio Fund shares.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - You will have the same exchange options as you currently have.

     - You will have the same voting rights as you currently have, but as a shareholder of the Stein Roe Municipals Fund of the Municipal Trust.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition

     The Trustees of Trust V, who are also the Trustees of the Municipal Trust, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty, Stein Roe, Galaxy and Columbia Funds groups proposed by Columbia, the parent of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty, Stein Roe, Galaxy and Columbia Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on May 7-8, May 21 and June 19, 2002, the following reasons for the Liberty Ohio Fund to enter into the Acquisition:

     - The Acquisition is intended to create a larger fund with an investment goal and strategies generally similar to those of the Liberty Ohio Fund.

     - Based on estimated expense ratios as of March 31, 2002, expenses are expected to decrease as a percentage of fund assets.

     - The Acquisition is intended to permit the Liberty Ohio Fund's shareholders to exchange their investment for an investment in the Stein Roe Municipals Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Liberty Ohio Fund shareholder were to redeem his or her shares to invest in another fund, such as the Stein Roe Municipals Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Liberty Ohio Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Liberty Ohio Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Stein Roe Municipals Fund shares at net asset value (subject to any applicable
       CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Liberty Ohio Fund who do not want to become shareholders of the Stein Roe Municipals Fund could redeem their shares in the Liberty Ohio Fund in taxable transactions prior to the Acquisition.

     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Stein Roe Municipals Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2001, for the oldest class of shares of the Liberty Ohio Fund (Class A shares) and the existing shares of the Stein Roe Municipals Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that Class A shares bear higher expenses than the existing shares of the Stein Roe Municipals Fund; if the existing shares of the Stein Roe Municipals Fund had been subject to 12b-1 fees (like Class A shares), the performance shown would have been lower. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                               LIBERTY OHIO FUND
[BAR CHART]

                                                                           LIBERTY OHIO FUND
                                                                           -----------------
1992                                                                              8.68
1993                                                                             10.97
1994                                                                             -6.28
1995                                                                             16.97
1996                                                                              3.57
1997                                                                              9.58
1998                                                                              5.74
1999                                                                             -4.75
2000                                                                             11.23
2001                                                                              3.72

The Fund's year-to-date total return through June 30, 2002, was 5.51%. For period shown in bar chart:
Best quarter: 1st quarter 1995, +7.08%
Worst quarter: 1st quarter 1994, -6.21%

                           STEIN ROE MUNICIPALS FUND
[BAR CHART]

                                                                       STEIN ROE MUNICIPALS FUND
                                                                       -------------------------
1992                                                                              8.29
1993                                                                             11.25
1994                                                                             -5.37
1995                                                                             16.63
1996                                                                              3.77
1997                                                                              9.31
1998                                                                              5.50
1999                                                                             -3.44
2000                                                                             12.48
2001                                                                              3.80

The Fund's year-to-date total return through June 30, 2002, was 4.94%. For period shown in bar chart:
Best quarter: 1st quarter 1995, +6.42%
Worst quarter: 1st quarter 1994, -5.24%

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges), for Class A, B and C shares of the Liberty Ohio Fund and for the existing shares of the Stein Roe Municipals Fund. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

     After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LIBERTY OHIO FUND(11)(12)

                                                        INCEPTION
                                                          DATE       1 YEAR    5 YEARS    10 YEARS
Class A (%)                                             9/26/86
  Return Before Taxes                                                -1.20       3.94       5.20
  Return After Taxes on Distributions                                -1.20       3.81       5.14
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                           0.88       4.03       5.18
--------------------------------------------------------------------------------------------------
Class B (%)                                              8/4/92
  Return Before Taxes                                                -2.02       3.84       4.98
  Return After Taxes on Distributions                                -2.02       3.71       4.92
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                           0.16       3.84       4.89
--------------------------------------------------------------------------------------------------
Class C (%)                                              8/1/97
  Return Before Taxes                                                 2.26       4.54       5.51
  Return After Taxes on Distributions                                 2.26       4.41       5.44
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                           2.89       4.47       5.42
--------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index (%)                                       5.13       5.98       6.63
--------------------------------------------------------------------------------------------------
Lipper Ohio Municipals Average                                        3.99       4.71       5.93

---------------
(11) The Liberty Ohio Fund's returns are compared to the Lehman Brothers Municipal Bond Index (the "Lehman Municipal Bond Index"), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper, Inc. Ohio Tax-Exempt Municipal Funds category average (the "Lipper Ohio Municipals Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with investment objectives similar to those of the Liberty Ohio Fund. Sales charges are not reflected in the Lipper Average.

(12) Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to their inception. Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be lower.

STEIN ROE MUNICIPALS FUND(13)(14)

                                                        INCEPTION
                                                          DATE       1 YEAR    5 YEARS    10 YEARS
Stein Roe Municipals Fund (%)                           2/23/77
  Return Before Taxes                                                 3.80       5.39       6.02
  Return After Taxes on Distributions                                 3.07       5.16       5.78
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                           4.62       5.32       5.85
--------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index (%)                                       5.13       5.98       6.63

---------------
(13) The Stein Roe Municipals Fund's returns are compared to the Lehman Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(14) Class A, Class B and C shares of the Stein Roe Municipals Fund, which were not in existence as of December 31, 2001, are not included in the table. The existing shares of the Stein Roe Municipals Fund will be redesignated as Class Z shares as part of the Acquisition.

  Federal Income Tax Consequences

     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Liberty Ohio Fund and the Stein Roe Municipals Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Liberty Ohio Fund or the shareholders of the Liberty Ohio Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Stein Roe Municipals Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Liberty Ohio Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Stein Roe Municipals Fund shares you receive will include the holding period for your Liberty Ohio Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Stein Roe Municipals Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Stein Roe Municipals Fund's tax basis in the assets that the Stein Roe Municipals Fund receives from the Liberty Ohio Fund will be the same as the Liberty Ohio Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Stein Roe Municipals Fund's holding period in such assets will include the Liberty Ohio Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the Liberty Ohio Fund will, and the Stein Roe Municipals Fund may, declare and pay a distribution of all their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to their shareholders. Such distributions will be taxable to shareholders.

     A substantial portion of the portfolio assets of the Liberty Ohio Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Liberty Ohio Fund's basis in such assets. Any net capital gains recognized in these sales, after reduction by available capital loss carryforwards, will be distributed to the Liberty Ohio Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF TRUST V UNANIMOUSLY RECOMMEND APPROVAL OF THE
AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal

     Approval of the Agreement and Plan of Reorganization dated July [ ], 2002, among Trust V on behalf of the Liberty Ohio Fund, the Municipal Trust on behalf of the Stein Roe Municipals Fund and Columbia, will require the affirmative vote of a majority of the shares of the Liberty Ohio Fund voted. A vote of the shareholders of the Stein Roe Municipals Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

     The Trustees of Trust V are soliciting proxies from the shareholders of the Liberty Ohio Fund in connection with the Meeting, which has been called to be
held at [  ] a.m./p.m. Eastern Time on [          ], 2002, at Columbia's
offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about August[ ], 2002.

  Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Liberty Ohio Fund or by employees or agents of Columbia and its affiliated companies. In addition, PROXY ADVANTAGE, a division of PFPC, Inc., has been engaged to assist in the solicitation of proxies, at an
estimated cost of $[          ].

     Voting Process.  You can vote in any one of the following ways:

     a.  By mail, by filling out and returning the enclosed proxy card;

     b.  By phone or Internet (see enclosed proxy insert for instructions); or

     c.  In person at the Meeting.

     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. Shareholders of the Liberty Ohio Fund are entitled to cast one vote for each share owned on the record date and a proportionate fractional vote for each fractional share owned on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Liberty Ohio Fund and the Stein Roe Municipals Fund are approximately $55,414 and $53,635, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Liberty Ohio Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Liberty Ohio Fund and the Stein Roe Municipals Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Liberty Ohio Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Liberty Ohio Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Liberty Ohio Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Liberty Ohio Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Advisors' and Underwriter's Addresses. The address of the Liberty Ohio Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Stein Roe Municipals Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of August 2, 2002, for each class of the Liberty Ohio Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

     Adjournments; Other Business. If the Liberty Ohio Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Liberty Ohio Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Liberty Ohio Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Liberty Ohio Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither Trust V nor the Municipal Trust holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of Trust V or the Municipal Trust, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July [ ], 2002, is by and among Liberty Funds Trust V (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 21, 1987, as amended, on behalf of the Liberty Ohio Tax Exempt Fund (the "Acquired Fund"), a series of the Trust, Liberty-Stein Roe Funds Municipal Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated October 6, 1987, as amended, on behalf of the Stein Roe Managed Municipals Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on [          ], 2002, or on such other date
          as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Stein Roe Managed Municipals Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended January 31, 2002, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since January 31, 2002;

        (g) Since January 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of January 31, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended June 30, 2002, of the Acquiring Fund, audited by Ernst & Young LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since June 30, 2002;

        (h) Since June 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after January 31, 2002, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after January 31, 2002, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring

             Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, seventy-five percent (75%) of such expenses shall be borne by the Acquired Fund and twenty-five percent (25%) by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, twenty-five percent (25%) of such expenses shall be borne by the Acquiring Fund and seventy-five percent (75%) by Columbia. In the event that the transactions contemplated herein are not consummated for any reason, Columbia will bear one hundred percent (100%) of the expenses set forth in this paragraph 9.2.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been
        substantially completed by [          ], 2002, this Agreement shall
        automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Funds Trust V, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary or to Liberty-Stein Roe Funds Municipal Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY FUNDS TRUST V
                                          on behalf of Liberty Ohio Tax Exempt
                                          Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          LIBERTY-STEIN ROE FUNDS MUNICIPAL
                                          TRUST
                                          on behalf of Stein Roe Managed
                                          Municipals Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE LIBERTY OHIO FUND

     For each class of the Liberty Ohio Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 2, 2002, was as follows:

                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                           CLASS    ENTITLED TO VOTE
----                                           -----    ----------------
LIBERTY OHIO FUND..........................     A
                                                B
                                                C

OWNERSHIP OF SHARES

     As of August 2, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                    NUMBER OF        PERCENTAGE OF
                                                                   OUTSTANDING        OUTSTANDING
                                                                 SHARES OF CLASS    SHARES OF CLASS
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER         OWNED              OWNED
--------------                -------------------------------    ---------------    ---------------
LIBERTY OHIO FUND
CLASS A.....................
CLASS B.....................
CLASS C.....................
STEIN ROE MUNICIPALS FUND
EXISTING SHARES.............

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of August 2, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Stein Roe Municipals Fund upon consummation of the Acquisition:

                                                                                PERCENTAGE OF
                                                                            OUTSTANDING SHARES OF
                                                                              CLASS OWNED UPON
                                                                               CONSUMMATION OF
FUND AND CLASS                           NAME AND ADDRESS OF SHAREHOLDER         ACQUISITION
--------------                           -------------------------------    ---------------------
LIBERTY OHIO FUND
CLASS A................................
CLASS B................................
CLASS C................................
STEIN ROE MUNICIPALS FUND
EXISTING SHARES........................

                                                                      APPENDIX C

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the Liberty Ohio Fund and the Stein Roe Municipals Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Liberty Ohio Fund by the Stein Roe Municipals Fund at net asset value as of that date.

                                                                                          STEIN ROE
                                                    STEIN ROE                          MUNICIPALS FUND
                                   LIBERTY OHIO     MUNICIPALS       PRO FORMA            PRO FORMA
                                       FUND            FUND         ADJUSTMENTS        COMBINED(1)(2)
                                   ------------    ------------    -------------       ---------------
Class A
Net asset value..................  $59,524,632                     $     (45,278)(3)    $ 59,479,354
Shares outstanding...............    7,990,064                        (1,291,939)          6,698,125
Net asset value per share........  $      7.45                                          $       8.88

Class B
Net asset value..................  $11,583,011                     $      (8,811)(3)    $ 11,574,200
Shares outstanding...............    1,554,803                          (251,402)          1,303,401
Net asset value per share........  $      7.45                                          $       8.88

Class C
Net asset value..................  $ 1,742,460                     $      (1,325)(3)    $  1,741,135
Shares outstanding...............      233,893                           (37,819)(3)         196,074
Net asset value per share........  $      7.45                                          $       8.88

Existing Shares
Net asset value..................                  $451,103,380    $(451,103,380)
Shares outstanding...............                    50,806,282      (50,806,282)
Net asset value per share........                  $       8.88

Class Z
Net asset value..................                                  $ 451,049,745(3)(4)  $451,049,745
Shares outstanding...............                                     50,806,282(4)       50,806,282
Net asset value per share........                                                       $       8.88

---------------
(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Stein Roe Municipals Fund will be received by the shareholders of the Liberty Ohio Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Stein Roe Municipals Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Stein Roe Municipals Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class B or Class C shares of the Stein Roe Municipals Fund outstanding. Class A, Class B and Class C shares of the Liberty Ohio Fund will be exchanged for new Class A, Class B and Class C shares of the Stein Roe Municipals Fund upon consummation of the Acquisition.

(3) Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $55,414 and $53,635 to be borne by the Liberty Ohio Fund and the Stein Roe Municipals Fund, respectively.

(4) Existing shares of the Stein Roe Municipals Fund will be redesignated as Class Z shares at the time of the Acquisition.

                                                                      APPENDIX D

        MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF JUNE 30, 2001
                       STEIN ROE MANAGED MUNICIPALS FUND

                              PERFORMANCE SUMMARY

STEIN ROE MANAGED MUNICIPALS FUND

AVERAGE ANNUAL TOTAL RETURN (%), YEAR ENDED JUNE 30, 2001

                                                             1-YEAR    5-YEAR    10-YEAR
                                                             ------    ------    -------
Stein Roe Managed Municipals Fund..........................  10.13      6.05      6.56
Lehman Brothers Municipal Bond Index.......................   9.98      6.54      7.16
Lipper General Municipal Debt Fund Average.................   9.23      5.44      6.49

     Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Municipal Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Sources: Lipper Inc. and Bloomberg Business News.

                             INVESTMENT COMPARISONS

                       [INVESTMENT COMPARISON LINE GRAPH]

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on June 30, 1991, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source: Lipper Inc.

                           PORTFOLIO MANAGERS' REPORT

FUND COMMENTARY

COMMENTARY FROM BILL LORING AND BRIAN HARTFORD, PORTFOLIO CO-MANAGERS OF STEIN ROE MANAGED MUNICIPALS FUND

     The Stein Roe Managed Municipals Fund experienced strong performance during the 12-month period ended June 30, 2001, as bond markets experienced a long-awaited rebound. The fund returned 10.13% for the period, outperforming both its benchmark, the Lehman Brothers Municipal Bond Index, and its peer group, the Lipper General Municipal Debt Funds Average. The Lehman Brothers Index returned 9.98% for the period, while the Lipper peer group returned 9.23%.

LONG-TERM MUNIS RECEIVE LIMITED BENEFIT FROM INTEREST RATE CUTS

     In an attempt to re-stimulate the sluggish economy, the Fed lowered key short-term interest rates six times during the first half of 2001 for a total of 2.75%. While these rate cuts benefited the bond market in general, concerns about the possibility of inflation caused investors to shy away from long-term bonds. Thus, the fund's long-term holdings experienced less of a benefit from these interest rate cuts than their shorter-term counterparts.

INVESTMENT OBJECTIVE AND STRATEGY:

     Seeks a high level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation.

FUND INCEPTION:

February 23, 1977

NET ASSETS:

$454.4 million

ZERO COUPON HOLDINGS INCREASED DURING PERIOD

     In an effort to amplify the effects of lower interest rates and enhance fund performance, we increased the fund's position in zero coupon bonds during the period. Zero coupon bonds, or "zeros," pay interest only at maturity, not on a periodic basis. To compensate for this lack of periodic interest payments, zeros are sold at a deep discount. The value of these bonds increases when interest rates decline, and the increase is typically more dramatic than that of coupon bonds. Adding zeros to the portfolio allowed the fund to more fully benefit from interest rate declines.

                    TOP 10 STATES AS OF 6/30/01 (UNAUDITED)

                                   BAR CHART

PERFORMANCE BOOSTED BY LONGER INTERMEDIATE HOLDINGS

     The fund also did well by its holdings in longer intermediate bonds. Early in the period, we increased our holdings in the 14-20 year bond sector. These longer intermediate bonds performed well throughout the period and provided a boost to the fund's performance.

DURATION ADJUSTED FOR ECONOMIC CONDITIONS

     Going into this fiscal year, we had shortened the fund's duration because it appeared that interest rates would continue to rise as long as economic growth remained unchecked. (The shorter a fund's duration, the less its share price will fall when interest rates rise, and vice versa.) During the past 12 months, the economy slowed, interest rate increases were put on hold and subsequently interest rates began to decline. In response to this development, we extended the fund's duration in order to better take advantage of these lower interest rates.

HIGH YIELD BONDS CONTINUE TO UNDERPERFORM

     The high yield bond market struggled during the first half of the period, as the market seemed to decide this was a bad time for taking credit risk. In the first two months of 2001, the high yield bond market made a bit of a recovery, but stumbled again in the final months of the period. As a result, the high yield sector of the fund's portfolio generally provided disappointing returns. Fortunately, we held an underweighted position in high yield bonds, so the poor performance in this sector had only a limited impact on the fund's performance.

LONG-TERM OUTLOOK REMAINS CONSISTENT

     We believe the current rebound of the stock market may be short-lived, and we expect to see more indications of slowing in the coming months. We also believe the Fed has left the door open for further interest rate cuts and that concerns about inflation are overstated. If interest rates continue to fall, we should see a rally in the bond market. We believe these gains should be greatest for longer-term securities, many of which are currently undervalued. We plan to continue to invest primarily in investment-grade securities with maturities of 15 to 20 years and to seek out opportunities to increase our position in securities at the longer end of the maturity spectrum.

PORTFOLIO QUALITY (UNAUDITED)
  % OF NET ASSETS AS OF 6/30/01

AAA......................................  52.7
AA.......................................  19.9
A........................................  14.2
BBB and Below............................   7.6
Non-Rated................................   5.6

PORTFOLIO STATISTICS (UNAUDITED)

                                                              AS OF 6/30/01    AS OF 6/30/00
                                                              -------------    -------------
Average Duration............................................   10.7 years        9.4 years
Average Weighted Maturity...................................   16.5 years       16.1 years
Average Weighted Coupon.....................................    5.38%            5.77%

Mutual fund performance changes over time. Please visit steinroe.com for monthly performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/01 and are subject to change. Income distributions are exempt from federal income taxes but may be subject to the federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade municipal bonds; it is not available for direct investment.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

Source of Lipper data: Lipper Inc.

                              MATURITY (UNAUDITED)
                         % OF NET ASSETS AS OF 6/30/01

                                   BAR CHART

                                                                      APPENDIX E

         FINANCIAL HIGHLIGHTS OF THE STEIN ROE MANAGED MUNICIPALS FUND

                       STEIN ROE MANAGED MUNICIPALS FUND

     Selected data for a share outstanding throughout each period is as follows:

                             SIX MONTHS
                               ENDED                         YEAR ENDED JUNE 30,
                            DECEMBER 31,     ----------------------------------------------------
                                2001           2001       2000       1999       1998       1997
                            ------------     --------   --------   --------   --------   --------
                            (UNAUDITED)
Net Asset Value, Beginning
  of Period...............    $   8.99       $   8.65   $   9.07   $   9.38   $   9.11   $   8.85
                              --------       --------   --------   --------   --------   --------
Income from Investment
  Operations:
Net investment income.....        0.22(a)(b)     0.45(a)     0.47      0.47       0.48       0.48
Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.......       (0.03)(b)       0.41      (0.32)     (0.31)      0.27       0.26
                              --------       --------   --------   --------   --------   --------
  Total from Investment
     Operations...........        0.19           0.86       0.15       0.16       0.75       0.74
                              --------       --------   --------   --------   --------   --------
Less Distributions
  Declared to
  Shareholders:
From net investment
  income..................       (0.23)         (0.45)     (0.47)     (0.47)     (0.48)     (0.48)
From net realized capital
  gains...................       (0.22)         (0.07)     (0.10)        --         --         --
                              --------       --------   --------   --------   --------   --------
  Total Distributions
     Declared to
     Shareholders.........       (0.45)         (0.52)     (0.57)     (0.47)     (0.48)     (0.48)
                              --------       --------   --------   --------   --------   --------
Net Asset Value, End of
  Period..................    $   8.73       $   8.99   $   8.65   $   9.07   $   9.38   $   9.11
                              ========       ========   ========   ========   ========   ========
  Total return............        2.02%(d)      10.13%      1.86%      1.67%      8.37%      8.56%
                              ========       ========   ========   ========   ========   ========
Ratios to Average Net
  Assets:
Expenses(c)...............        0.75%(e)       0.74%      0.69%      0.72%      0.72%      0.73%
Net investment
  income(c)...............        4.85%(b)(e)     5.07%     5.39%      5.02%      5.14%      5.31%
Portfolio turnover rate...           8%(d)         17%        19%        17%        12%        16%
Net assets, end of period
  (000's).................    $445,395       $454,366   $458,205   $538,322   $583,138   $582,366

---------------
(a) Per share data was calculated using average shares outstanding during the period.

(b) As required, effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the six months ended December 31, 2001, this change had no effect on the net investment income per share or net realized loss per share, but increased the ratio of net investment income to average net assets from 4.83% to 4.85%. Per share, ratios and supplemental data for the periods prior to December 31, 2001, have not been restated to reflect this change in presentation.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(d) Not Annualized.

(e) Annualized.

                                                                      APPENDIX F

          INFORMATION APPLICABLE TO STEIN ROE MANAGED MUNICIPALS FUND
                            CLASS A, B AND C SHARES

  Sales Charges

     You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, these sales charges may be waived, as described below.

CLASS A SHARES

     Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below.

                                                                                     % OF
                                                                                   OFFERING
                                                                                     PRICE
                                                        AS A % OF                 RETAINED BY
                                                        THE PUBLIC     AS A %      FINANCIAL
                                                         OFFERING     OF YOUR       ADVISOR
AMOUNT OF PURCHASE                                        PRICE      INVESTMENT      FIRM
------------------                                      ----------   ----------   -----------
Less than $50,000.....................................     5.75         6.10         5.00
$50,000 to less than $100,000.........................     4.50         4.71         3.75
$100,000 to less than $250,000........................     3.50         3.63         2.75
$250,000 to less than $500,000........................     2.50         2.56         2.00
$500,000 to less than $1,000,000......................     2.00         2.04         1.75
$1,000,000 or more....................................     0.00         0.00         0.00

     Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

     For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION:

AMOUNT PURCHASED                                              COMMISSION %
----------------                                              ------------
First $3 million............................................      1.00
$3 million to less than $5 million..........................      0.80
$5 million to less than $25 million.........................      0.50
$25 million or more.........................................      0.25

     The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS

     There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart above), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES

     Your purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       5.00
Through second year.........................................       4.00
Through third year..........................................       3.00
Through fourth year.........................................       3.00
Through fifth year..........................................       2.00
Through sixth year..........................................       1.00
Longer than six years.......................................       0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

     You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       3.00
Through second year.........................................       2.00
Through third year..........................................       1.00
Longer than three years.....................................       0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       3.00
Through second year.........................................       2.00
Through third year..........................................       1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

     If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES

     Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

                                                              % DEDUCTED WHEN
YEARS AFTER PURCHASE                                          SHARES ARE SOLD
--------------------                                          ---------------
Through first year..........................................       1.00
Longer than one year........................................       0.00

  How to Exchange Shares

     You may exchange your shares for shares of the Stein Roe Municipals Fund of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (See the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

  How to Buy Shares

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

INVESTMENT MINIMUMS

Initial Investment..........................................  $1,000
Subsequent Investments......................................  $   50
Automatic Investment Plan*..................................  $   50
Retirement Plans*...........................................  $   25

---------------
* The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of the Fund and its shareholders.

METHOD                                                INSTRUCTIONS
------                             --------------------------------------------------
Through your financial advisor...  Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
                                   receive the current trading day's price, your
                                   financial advisor firm must receive your request
                                   prior to the close of the New York Stock Exchange
                                   (NYSE), usually 4:00 p.m. Eastern time. Your
                                   financial advisor may charge you fees for
                                   executing the purchase for you.
By check (new account)...........  For new accounts send a completed application and check made payable to the Fund to the transfer
                                   agent, Liberty Funds Services, Inc., P.O. Box
                                   1722, Boston, MA 02105-1722.
By check (existing account)......  For existing accounts fill out and return the additional investment stub included in your
                                   quarterly statement, or send a letter of
                                   instruction including your Fund name and account
                                   number with a check made payable to the Fund to
                                   Liberty Funds Services, Inc., P.O. Box 1722,
                                   Boston, MA 02105-1722.
By exchange......................  You or your financial advisor may acquire shares for your account by exchanging shares you own in
                                   one fund for shares of the same class of the Fund
                                   at no additional cost. There may be an additional
                                   charge if exchanging from a money market fund. To
                                   exchange by telephone, call 1-800-422-3737.
By wire..........................  You may purchase shares by wiring money from your bank account to your Fund account. To wire funds
                                   to your Fund account, call 1-800-422-3737 to
                                   obtain a control number and the wiring
                                   instructions.
By electronic funds transfer.....  You may purchase shares by electronically transferring money from your bank account to your
                                   Fund account by calling 1-800-422-3737. An
                                   electronic funds transfer may take up to two
                                   business days to settle and be considered in "good
                                   form." You must set up this feature prior to your
                                   telephone request. Be sure to complete the
                                   appropriate section of the application.

METHOD                                                INSTRUCTIONS
------                             --------------------------------------------------
Automatic investment plan........  You can make monthly or quarterly investments automatically from your bank account to your Fund
                                   account. You can select a pre-authorized amount to
                                   be sent via electronic funds transfer. Be sure to
                                   complete the appropriate section of the
                                   application for this feature.
Automated dollar cost
averaging........................  You can purchase shares for your account by exchanging $100 or more each month from another
                                   fund for shares of the same class of the Fund at
                                   no additional cost. You must have a current
                                   balance of at least $5,000 in the fund the money
                                   is coming from. The designated amount will be
                                   exchanged on the third Tuesday of each month.
                                   Exchanges will continue so long as your fund
                                   balance is sufficient to complete the transfers.
                                   You may terminate your program or change the
                                   amount of the exchange (subject to the $100
                                   minimum) by calling 1-800-422-3737. Be sure to
                                   complete the appropriate section of the account
                                   application for this feature.
By dividend diversification......  You may automatically invest dividends distributed by another fund into the same class of shares of
                                   the Fund at no additional sales charge. To invest
                                   your dividends in the Fund, call 1-800-345-6611.

  How to Sell Shares

     Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

     When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

     The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD                                               INSTRUCTIONS
------                            ---------------------------------------------------
Through your financial
advisor.........................  You may call your financial advisor to place your sell order. To receive the current trading day's
                                  price, your financial advisor firm must receive
                                  your request prior to the close of regular trading
                                  on the NYSE, usually 4:00 p.m. Eastern time. Your
                                  financial advisor may charge you fees for executing
                                  a redemption for you.
By exchange.....................  You or your financial advisor may sell shares by exchanging from a Fund into the same share class of
                                  another fund at no additional cost. To exchange by
                                  telephone, call 1-800-422-3737.
By telephone....................  You or your financial advisor may sell shares by telephone and request that a check be sent to your
                                  address of record by calling 1-800-422-3737, unless
                                  you have notified the Fund of an address change
                                  within the previous 30 days. The dollar limit for
                                  telephone sales is $100,000 in a 30-day period. You
                                  do not need to set up this feature in advance of
                                  your call. Certain restrictions apply to retirement
                                  accounts. For details, call 1-800-345-6611.
By mail.........................  You may send a signed letter of instruction or stock power form along with any share certificates
                                  to be sold to the address below. In your letter of
                                  instruction, note the Fund's name, share class,
                                  account number, and the dollar value or number of
                                  shares you wish to sell. All account owners must
                                  sign the letter, and signatures must be guaranteed
                                  by either a bank, a member firm of a national stock
                                  exchange or another eligible guarantor institution.
                                  Additional documentation is required for sales by
                                  corporations, agents, fiduciaries, surviving joint
                                  owners and individual retirement account owners.
                                  For details, call 1-800-345-6611.
                                  Mail your letter of instruction to Liberty Funds
                                  Services, Inc., P.O. Box 1722, Boston, MA
                                  02105-1722.
By wire.........................  You may sell shares and request that the proceeds be wired to your bank. You must set up this feature
                                  prior to your telephone request. Be sure to
                                  complete the appropriate section of the account
                                  application for this feature.
By systematic withdrawal plan...  You may automatically sell a specified dollar amount or percentage of your account on a monthly,
                                  quarterly or semi-annual basis and have the
                                  proceeds sent to you if your account balance is at
                                  least $5,000. This feature is not available if you
                                  hold your shares in certificate form. All dividend
                                  and capital gains distributions must be reinvested.
                                  Be sure to complete the appropriate section of the
                                  account application for this feature.

METHOD                                               INSTRUCTIONS
------                            ---------------------------------------------------
By electronic funds transfer....  You may sell shares and request that the proceeds be electronically transferred to your bank.
                                  Proceeds may take up to two business days to be
                                  received by your bank. You must set up this feature
                                  prior to your request. Be sure to complete the
                                  appropriate section of the account application for
                                  this feature.

  Fund Policy on Trading of Fund Shares

     The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

  Share Certificates

     Share certificates are not available for Class B or C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

                     LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST

                        STEIN ROE MANAGED MUNICIPALS FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                August [ ], 2002

         This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Ohio Tax Exempt Fund, a series of Liberty Funds Trust V (the "Acquired Fund"), by the Stein Roe Managed Municipals Fund, a series of Liberty-Stein Roe Funds Municipal Trust (the "Acquiring Fund").

         This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August [__], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

         This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-338-2550.

                                Table of Contents

I.  Additional Information about the Acquiring Fund and the Acquired Fund.....2
II. Financial Statements......................................................2

I.  Additional Information about the Acquiring Fund and the Acquired Funds.

         Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated November 1, 2001, as supplemented on November 2, 2001 and April 22, 2002.

         Attached hereto as Appendix B is updated information relating to the Trustees of Liberty-Stein Roe Funds Municipal Trust.

II.      Financial Statements.

         This SAI is accompanied by the Annual Report for the year ended June 30, 2001, and the Semi-Annual Report for the six months ended December 31, 2001, of the Acquiring Fund, which reports contains historical financial information regarding such Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

         Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

                          LIBERTY OHIO TAX EXEMPT FUND
                                       AND
                        STEIN ROE MANAGED MUNICIPALS FUND

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)

The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of January 1, 2001 and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2001 presents the results of operations of the Stein Roe Managed Municipals Fund as if the combination with the Liberty Ohio Tax Exempt Fund had been consummated at January 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at January 1, 2001. These historical statements have been derived from the Liberty Ohio Tax Exempt Fund's and the Stein Roe Managed Municipals Fund's books and records utilized in calculating daily net asset values at December 31, 2001, and for the twelve-month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Liberty Ohio Tax Exempt Fund to the Stein Roe Managed Municipals Fund in exchange for the assumption by the Stein Roe Managed Municipals Fund of all of the liabilities of the Liberty Ohio Tax Exempt Fund and for a number of the Stein Roe Managed Municipals Fund's shares equal in value to the value of the net assets of the Liberty Ohio Tax Exempt Fund transferred to the Stein Roe Managed Municipals Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Stein Roe Managed Municipals Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Liberty Ohio Tax Exempt Fund and the Stein Roe Managed Municipals Fund incorporated by reference in this statement of additional information.

                                                               Pro forma Managed
                                                                      (MERGER E)

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          December 31, 2001 (Unaudited)

                                                                       Stein Roe       Liberty
                                                                        Managed         Ohio
                                                                       Municipals     Tax-Exempt         Pro Forma      Pro Forma
                                                                         Fund            Fund            Adjustments     Combined
Assets
Investments, at cost                                                $ 412,762,442    $ 68,553,772                     $ 481,316,214
                                                                    -------------    ------------                     -------------
Investments, at value                                            $    440,403,329    $ 72,424,808                     $ 512,828,137
Cash                                                                       20,558          66,747                           87,305
Receivable for:
   Investments sold                                                        80,018          15,008                            95,026
   Fund shares sold                                                     1,801,597          47,815                         1,849,412
   Interest                                                             7,267,490         801,438                         8,068,928
   Futures variation margin                                               590,453           8,375                           598,828
Deferred Trustees' compensation plan                                        1,551           3,631                             5,182
Other assets                                                                    -           3,912                             3,912
                                                                    -------------    ------------                     -------------
     Total Assets                                                     450,164,996      73,371,734                       523,536,730
                                                                    -------------    ------------                     -------------

LIABILITIES
Payable for:
   Investments purchased                                                2,086,478         522,250                         2,608,728
   Fund shares repurchased                                              1,748,421          18,119                         1,766,540
   Distributions                                                          640,156         229,471                           869,627
   Management fee                                                         151,068          30,797                           181,865
   Administration fee                                                      40,458               -                            40,458
   Bookkeeping fee                                                         13,669           5,223                            18,892
   Transfer agent fee                                                      81,571          54,452                           136,023
Deferred Trustees' fee                                                      1,551           3,631                             5,182
Other liabilities                                                           7,027          70,943      109,049{c}           187,019
                                                                    -------------    ------------                      ------------
     Total Liabilities                                                  4,770,399         934,886                         5,814,334
                                                                    -------------    ------------                      ------------
NET ASSETS                                                          $ 445,394,597    $ 72,436,848                      $517,722,396
                                                                    =============    ============                      ============

Paid in capital                                                     $ 423,306,046    $ 71,391,065                     $ 494,697,111
Accumulated net investment loss                                           (71,406)           (333)    (109,049){c}         (180,788)
Accumulated net realized loss on investments and futures contracts     (4,631,467)     (2,825,027)                       (7,456,494)
Net unrealized appreciation/depreciation on investments
   and futures contracts                                               26,791,424       3,871,143                        30,662,567
                                                                    -------------    ------------                     -------------
NET ASSETS                                                          $ 445,394,597    $ 72,436,848                     $ 517,722,396
                                                                    -------------    ------------                     =============
Net assets - Class A                                                          $ -    $ 57,530,916      (44,011){c}        7,486,905
                                                                    =============    ============                     =============
Shares outstanding - Class A                                                    -       7,910,235   (1,325,252){a}{c}     6,584,983
                                                                    =============    ============                     =============
Net asset value and redemption
   price per share - Class A                                                  $ -(a)       $ 7.27(a)                        $  8.73
                                                                    =============    ============                     =============
Maximum offering price per share - Class A
   (Net asset value/0.9525)                                                   $ -(b)       $ 7.63(b)                   $       9.17
                                                                    =============    ============                     =============
Net assets - Class B                                                          $ -    $ 13,533,618      (10,353)        $ 13,523,265
                                                                    =============    ============                     =============
Shares outstanding - Class B                                                    -       1,860,803     (311,746){a}        1,549,057
                                                                    =============    ============                     =============
Net asset value and offering
   price per share - Class B                                                  $ -(a)       $ 7.27(a)                        $  8.73
                                                                    =============    ============                     =============
Net assets - Class C                                                          $ -     $ 1,372,314       (1,050)        $  1,371,264
                                                                    =============    ============                     =============
Shares outstanding - Class C                                                    -         188,686      (31,611){a}          157,075
                                                                    =============    ============                     =============
Net asset value and offering
   price per share - Class C                                                  $ -(a)       $ 7.27                      $       8.73
                                                                    =============    ============                     =============

Net assets - Class S                                                $ 445,394,597    $          - (445,394,597){b}              $ -
                                                                    =============    ============                     =============
Shares outstanding - Class S                                           51,045,598               -  (51,045,598 {a}{b}             -
                                                                    =============    ============                     =============
Net asset value, offering and redemption
   price per share - Class S                                               $ 8.73    $          -                                 0
                                                                    =============    ============                     =============
Net assets - Class Z                                                          $ -    $          -  445,340,962 {b}    $ 445,340,962
                                                                    =============    ============                     =============
Shares outstanding - Class Z                                                    -               -   51,045,598 {a}{b}    51,045,598
                                                                    =============    ============                     =============
Net asset value, offering and redemption
   price per share - Class Z                                                  $ -    $          -                      $       8.73
                                                                    =============    ============                     =============


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

{a} New class shares of the surviving fund transferred at NAV of surviving fund.

{b}   Class S shares redesignated as Class Z shares.

{c} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $53,635 and $55,414 to be borne by Stein Roe Managed Municipals Fund and Liberty Ohio Tax Exempt Fund, respectively.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                          December 31, 2001 (Unaudited)

                                                                       Stein Roe      Liberty
                                                                        Managed         Ohio
                                                                      Municipals     Tax-Exempt    Pro Forma        Pro Forma
                                                                         Fund           Fund      Adjustments        Combined
                                                                   ------------   -----------     -----------      ------------
Investment Income
Interest                                                           $ 26,268,555   $ 4,084,396                      $ 30,352,951
                                                                   ------------   -----------                      ------------
EXPENSES
Management fee                                                        1,933,292       373,447      (75,760) (A)       2,230,979
Administration fee                                                      539,679             -       74,316  (A)         613,995
Distribution fee - Class B                                                    -       147,271                           147,271
Distribution fee - Class C                                                    -         5,875                             5,875
Service fee                                                                   -       124,450                           124,450
Bookkeeping fee                                                         103,408        38,027      (12,256) (B)         129,179
Transfer agent fee                                                      780,552       260,249     (251,888) (C)         788,913
Trustees' fee                                                            18,889         7,013                            25,902
Custody fee                                                              11,340           834                            12,174
Other expenses                                                          233,181        58,250      (49,731) (D)         241,700
                                                                   ------------   -----------                      ------------
   Total Expenses                                                     3,620,341     1,015,416                         4,320,438
Fees waived by Distributor - Class C                                          -        (2,350)                           (2,350)
Custody credits earned                                                  (11,262)       (2,568)                          (13,830)
                                                                   ------------   -----------                      ------------
   Net Expenses                                                       3,609,079     1,010,498                         4,304,258
                                                                   ------------   -----------                      ------------
   Net Investment Income                                             22,659,476     3,073,898                        26,048,693
                                                                   ------------   -----------                      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain on investments and futures contracts                1,718,242       743,365                         2,461,607
Net change in unrealized appreciation/depreciation
   on investments and futures contracts                             (11,724,987)   (1,221,781)                      (12,946,768)
                                                                   ------------   -----------                      ------------
   Net Gain                                                         (10,006,745)     (478,416)                      (10,485,161)
                                                                   ------------   -----------                      ------------
Increase in Net Assets from Operations                             $ 12,652,731   $ 2,595,482                      $ 15,563,532
                                                                   ============   ===========                      ============


{a} Based on the contract in effect for the surviving fund.

{b} Based on new SSB fee structure

{c} Based on new fee structure effective 7/1/01.

{d} Decrease due to economies of scale achieved by merging funds.

                                                                     POI MANAGED
                                                                            MUNI
                                                                      (MERGER E)

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)



STEIN ROE       LIBERTY                                                                STEIN ROE        LIBERTY
 MANAGED         OHIO                                                                   MANAGED          OHIO
MUNICIPALS    TAX-EXEMPT                                                               MUNICIPALS      TAX-EXEMPT
   FUND          FUND       PRO FORMA                                                     FUND            FUND          PRO FORMA
   PAR            PAR       COMBINED                                                     VALUE           VALUE          COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS - 97.4%
-----------------------------------------------------------------------------------------------------------------------------------
                                          EDUCATION - 4.8%
                                          EDUCATION - 3.4%
                                          AR State Development Finance
                                            Authority,
                                            Biosciences
                                            Institute College, Series 2001,
$   750,000   $        -   $   750,000               5.125%         12/01/28           $ 705,592     $         -      $    705,592
                                          CA State Educational Facilities
                                            Authority, Loyola
                                            Marymount University, Series 2001,
  1,000,000            -     1,000,000               (a)            10/01/20             354,380               -           354,380
                                          MA State Development Finance
                                            Agency, Boston
                                            University, Series 1999,
  1,000,000            -     1,000,000               5.450%         05/15/59             943,110               -           943,110
                                          MA State Industrial
                                            Finance Agency, Tufts
                                            University, Series 1998 H,
  2,000,000            -     2,000,000               4.750%         02/15/28           1,812,240               -         1,812,240
                                          MN Victoria, Holy Family Catholic
                                            High School,
                                            Series 1999 A,
  1,000,000            -     1,000,000               5.850%         09/01/24             985,000               -           985,000
                                          OH Oberlin College, Series 1999,
          -    1,500,000     1,500,000               5.000%         10/01/26                   -       1,442,835         1,442,835
                                          OH Ohio Dominican College,
                                            Series 1994,
          -      500,000       500,000               6.625%         12/01/14                   -         520,470           520,470
                                          OH State Higher Education Facilities
                                            Commission,
                                            Case Western Reserve, Series 1994,
          -    4,340,000     4,340,000               6.250%         10/01/17                   -       4,967,130         4,967,130
                                          OH University of Akron, Series 1999,
          -    1,000,000     1,000,000               5.750%         01/01/12                   -       1,086,000         1,086,000
                                          OH University of Toledo, Series 1998,
          -    1,000,000     1,000,000               4.750%         06/01/20                   -         942,070           942,070
                                          VA College Building Washington Lee
                                            University,
  2,000,000            -     2,000,000               5.375%         01/01/21           2,076,320               -         2,076,320
                                          WV State University, Series 2000 A,
  3,800,000            -     3,800,000               (a)            04/01/18           1,561,116               -         1,561,116
                                                                                    -----------------------------------------------
                                                                                       8,437,758       8,958,505        17,396,263
                                                                                     -----------------------------------------------
                                          STUDENT LOANS - 1.4%
                                           AK State Student Loan Corp.,
                                            Series 1994 A,
  3,870,000            -     3,870,000               6.200%         07/01/09           4,059,514               -         4,059,514
                                          ME State Educational Loan
                                            Marketing Corp.,
                                            Series 1994 B-1,
  3,000,000            -     3,000,000               6.500%         11/01/09           3,242,040               -         3,242,040
                                                                                    -----------------------------------------------
                                                                                      7,301,554               -         7,301,554
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          HEALTHCARE - 8.2%
                                          CONGREGATE CARE RETIREMENT - 1.1
                                          OH Hamilton County, Twin
                                            Towers Project,
                                            Series 1998,
          -      500,000       500,000               5.125%         10/01/18                   -         466,635           466,635
                                          OH Marion County, United
                                            Church Homes, Inc.,
                                            Series 1993,
          -      810,000       810,000               6.375%         11/15/10                   -         801,568           801,568
                                          OR Clackamas County
                                            Hospital Facilities
                                            Authority, Williamette View,
                                            Series 1999 A,
  1,000,000            -     1,000,000               7.500%         11/01/29           1,060,000               -         1,060,000
                                          PA Montgomery County Industrial
                                            Development
                                            Authority, Adult Communities
                                            Total Services,
                                            Series 1996 B,
  3,500,000            -     3,500,000               5.750%         11/15/17           3,462,060               -         3,462,060
                                                                                     -----------------------------------------------
                                                                                       4,522,060       1,268,203         5,790,263
                                                                                     -----------------------------------------------

                                          HEALTH SERVICES - 0.4%

                                          MA State Development Finance
                                            Agency, Boston
                                            Biomedical Research Institute,
                                            Series 1999,
    310,000            -       310,000               5.650%         02/01/19             289,850               -           289,850
                                          WI State Health & Educational
                                            Facilities

                                            Authority, Marshfield Clinic,
                                            Series 1999,
  1,600,000            -     1,600,000               6.250%         02/15/29           1,662,944               -         1,662,944
                                                                                    -----------------------------------------------
                                                                                       1,952,794               -         1,952,794
                                                                                    -----------------------------------------------
                                          HOSPITALS - 5.9%
                                          FL West Orange Healthcare,
  1,050,000            -     1,050,000               5.650%         02/01/22           1,033,841               -         1,033,841
                                          IL State Development Finance
                                            Authority, Aventist Health System,
                                            Series 1999,
  3,000,000            -     3,000,000               5.500%         11/15/20           2,847,900               -         2,847,900
                                          IL State Health Facilities Authority,
                                            Swedish American Hospital,
                                            Series 2000,
  1,000,000            -     1,000,000               6.875%         11/15/30           1,061,940               -         1,061,940
                                          LA State Public Facilities
                                            Authority, Touro Infirmary,
                                            Series 1999,
  1,740,000            -     1,740,000               5.625%         08/15/29           1,687,713               -         1,687,713
                                          MA State Health & Educational
                                            Facilities, Dana Farber Cancer
                                            Institute, Series 1995 G-1,
  3,265,000            -     3,265,000               6.250%         12/01/22           3,370,459               -         3,370,459
                                          MA State Health & Educational
                                            Facilities, Massachusetts General
                                            Hospital, Series 1992 F,
  5,750,000            -     5,750,000               6.250%         07/01/12           6,465,070               -         6,465,070
                                          MA State Health & Educational
                                            Facilities, South Shore Hospital,
                                            Series 1999 F:
  1,000,000            -     1,000,000               5.625%         07/01/19             980,380               -           980,380
  2,500,000            -     2,500,000               5.750%         07/01/29           2,436,025               -         2,436,025
                                          MD State Health & Educational
                                            Facilities Authority,
                                            University of Maryland
                                            Medical System,
    500,000            -       500,000               6.750%         07/01/30             538,785               -           538,785
                                          MI Dickinson County, Series 1999,
  1,000,000            -     1,000,000               5.800%         11/01/24             912,780               -           912,780
                                          MS Medical Center Building Corp.,
                                            University of Mississippi Medical
                                            Center, Series 1998,
  1,000,000            -     1,000,000               5.500%         12/01/23           1,038,920               -         1,038,920
                                          NC State Medical Care
                                            Commission, Gaston Health Care,
                                            Series 1998,
  1,000,000            -     1,000,000               5.000%         02/15/29             919,360               -           919,360
                                          NV Henderson, Catholic
                                            Healthcare West, Series 1999 A,
  1,000,000            -     1,000,000               6.750%         07/01/20           1,043,420               -         1,043,420
                                          OH Belmont County, East Ohio
                                            Regional Hospital, Series 1998,
          -      500,000       500,000               5.700%         01/01/13                   -         445,625           445,625
                                          OH Butler County, Middletown
                                            Regional Hospital, Series 1998,
          -      450,000       450,000               4.750%         11/15/18                   -         383,130           383,130
                                          OH Green Springs, St. Francis
                                            Health Care Center, Series 1994-A,
          -      540,000       540,000               7.000%         05/15/04                   -         538,650           538,650
                                          OH Highland County Joint Township
                                            Hospital, Series 1999,
          -      490,000       490,000               6.750%         12/01/29                   -         445,900           445,900
                                          OH Miami County, Upper Valley Medical
                                            Center, Inc., Series 1996-C,
          -    1,000,000     1,000,000               6.000%         05/15/06                   -       1,043,870         1,043,870
                                          OH Stubenville, Trinity Health System,
                                            Series 2000,
          -      500,000       500,000               6.500%         10/01/30                   -         519,525           519,525
                                          TX Richardson Hospital Authority,
                                            Baylor Richardson Medical Center,
                                            Series 1998,
    500,000            -       500,000               5.625%         12/01/28             478,295               -           478,295
                                          WV State Hospital Finance Authority,
                                            Series 2000 A,
  2,000,000            -     2,000,000               6.750%         09/01/30           2,125,180               -         2,125,180
                                                                                    -----------------------------------------------
                                                                                      26,940,068       3,376,700        30,316,768
                                                                                    -----------------------------------------------
                                          INTERMEDIATE CARE FACILITIES - 0.4%
                                          IN State Health Facilities Financing
                                            Authority, Hoosier Care, Inc.,
                                            Series 1999 A,
  2,455,000            -     2,455,000               7.125%         06/01/34           2,138,919               -         2,138,919
                                                                                    -----------------------------------------------
                                          NURSING HOMES - 0.4%
                                          IN State Health Facilities Financing
                                            Authority, Metro Health Indiana, Inc.,
                                            Series 1998,
  1,400,000            -     1,400,000               6.400%         12/01/33             910,000               -           910,000
                                          MN Minneapolis, Walker
                                            Methodist Senior Services Group,
                                            Series 1998 A,

    450,000            -       450,000               5.875%         11/15/18             401,625               -           401,625
                                          OH Montgomery County, Grafton Oaks LP,
                                            Series 1986,
          -      720,000       720,000               9.750%         12/01/16                   -         684,000           684,000
                                                                                    -----------------------------------------------
                                                                                       1,311,625         684,000         1,995,625
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          HOUSING - 3.2%
                                          MULTI-FAMILY - 1.9%
                                          Charter Municipal Mortgage
                                            Acceptance Co.,
  2,000,000            -     2,000,000               6.625%         06/30/49           2,040,000               -         2,040,000
                                          FL Broward County Housing
                                            Finance Authority,
                                            Chaves Lake Apartment Project,
                                            Series 2000,
  1,500,000            -     1,500,000               7.500%         07/01/40           1,516,875               -         1,516,875
                                          FL Clay County Housing
                                            Finance Authority,
                                            Madison Commons Apartments,
                                            Series 2000 A,
    750,000            -       750,000               7.450%         07/01/40             758,437               -           758,437
                                          FL Orange County Housing
                                            Finance Authority,
                                            Palms at Brentwood Apartments,
                                            Series 1998 K,
  1,985,000            -     1,985,000               6.500%         12/01/34           1,781,537               -         1,781,537
                                          IL State Development Finance
                                            Authority, Catholic Charities
                                            Housing Development Corp.,
                                            Series 1993 C,
  1,450,000            -     1,450,000               5.950%         01/01/09           1,475,375               -         1,475,375
                                          Municipal Mortgage & Equity LLC,
  2,000,000            -     2,000,000               7.750%         11/01/10           2,115,000               -         2,115,000
                                          OH State Capital Corp. for Housing,
                                            Series 1990 A,
          -      335,000       335,000               7.500%         01/01/24                   -         341,700           341,700
                                                                                    -----------------------------------------------
                                                                                       9,687,224         341,700        10,028,924
                                                                                    -----------------------------------------------
                                          SINGLE FAMILY - 1.3%
                                          ID State Housing Agency,
                                            Series 1990 E,
    575,000            -       575,000               7.875%         07/01/24             581,526               -           581,526
                                          IL Chicago, Series 2000 A,
    835,000            -       835,000               7.150%         09/01/31             944,452               -           944,452
                                          NM State Mortgage Finance Authority,
                                            Series 2000 A-2,
  1,480,000            -     1,480,000               7.100%         09/01/30           1,665,414               -         1,665,414
                                          NV State Housing Division,
                                            Series 1991 A-2,
  1,410,000            -     1,410,000               7.750%         04/01/22           1,434,675               -         1,434,675
                                          OH State Housing Finance Agency,
                                            Series 1997 A-1,
          -    1,000,000     1,000,000               6.050%         09/01/17                   -       1,040,660         1,040,660
                                          OH State Housing Finance Agency,
                                            Series 1994 B-2,
          -      305,000       305,000               6.700%         03/01/25                   -         318,072           318,072
                                          RI State Housing & Mortgage
                                            Finance Corp.,
                                            Series 1-E,
    515,000            -       515,000               7.550%         10/01/22             525,949               -           525,949
                                                                                    -----------------------------------------------
                                                                                       5,152,016       1,358,732         6,510,748
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          INDUSTRIAL - 7.2%
                                           FOOD PRODUCTS - 3.1%
                                           GA Cartersville Development Authority,
                                            Anheuser Busch Cos., Inc. Series 1999,
  9,000,000            -     9,000,000               7.375%         05/01/09          10,410,390               -        10,410,390
                                          IN Hammond, American Maize
                                            Products Co., Series 1994,
  4,560,000            -     4,560,000               8.000%         12/01/24           4,693,243               -         4,693,243
                                          MI State Strategic Fund,
                                            Michigan Sugar Co,
                                            Carolton Project, Series 1998 B,
    700,000            -       700,000               6.450%         11/01/25             427,000               -           427,000
                                          MI State Strategic Fund,
                                            Michigan Sugar Co,
                                            Carolton Project, Series 1998 C,
    800,000            -       800,000               6.550%         11/01/25             488,000               -           488,000
                                                                                    -----------------------------------------------
                                                                                      16,018,633               -        16,018,633
                                                                                    -----------------------------------------------
                                          FOREST PRODUCTS - 3.5%
                                           LA De Soto Parish, International
                                            Paper Co., Series A,
  3,250,000            -     3,250,000               7.700%         11/01/18           3,537,137               -         3,537,137
                                          SC Richland County, Union Camp Corp.,
                                            Series 1991 B,
  5,000,000            -     5,000,000               7.125%         09/01/21           5,106,750               -         5,106,750
                                          WA Port Longview Industrial
                                            Development Corp.,
                                            Weyerhaeuser Corp., Series 1992,
  8,750,000            -     8,750,000               6.875%         10/01/08           9,476,163               -         9,476,163
                                                                                    -----------------------------------------------
                                                                                     18,120,050               -        18,120,050
                                                                                    -----------------------------------------------
                                          MANUFACTURING - 0.6%
                                           MO State Development Finance Board,
                                            Proctor & Gamble Co., Series 1999,

  1,000,000            -     1,000,000               5.200%         03/15/29             964,120               -           964,120
                                          NM Albuquerque Industrial Development
                                            Authority, Motorola, Inc.,
                                            Series 1983 A,
  1,000,000            -     1,000,000               10.000%        06/01/13           1,017,100               -         1,017,100
                                          OH Moraine, General Motors Corp.,
                                            Series 1999,
          -    1,000,000     1,000,000               5.650%         07/01/24                   -       1,037,650         1,037,650
                                          OH State Burrows Paper Corp.,
                                            Series 1991-6,
          -      245,000       245,000               7.450%         06/01/03                   -         251,127           251,127
                                                                                    -----------------------------------------------
                                                                                       1,981,220       1,288,777         3,269,997
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          OTHER - 7.4%
                                          OTHER - 0.2%
                                          SC Tobacco Settlement Revenue
                                            Management Authority,Series 2001 B,
  1,100,000            -     1,100,000               6.375%         05/15/28           1,139,149               -         1,139,149
                                                                                    -----------------------------------------------
                                          REFUNDED/ESCROWED - 7.2%
                                          CA Foothill/Eastern Transportation
                                            Corridor Agency, Series 1995 A,
 10,000,000            -    10,000,000               (a)            01/01/18           4,296,600               -         4,296,600
                                          CA Southern Transmission Project,
                                            Series 1988 A,
  8,155,000            -     8,155,000               (a)            07/01/14           4,488,186               -         4,488,186
                                          FL State, Jacksonville Transportation
                                            Authority, Series 1985,
  2,000,000            -     2,000,000               9.200%         01/01/15           2,742,640               -         2,742,640
                                          GA Fulton County, Series 1992,
 13,270,000            -    13,270,000               6.375%         01/01/14          15,181,411               -        15,181,411
                                          NC Eastern Municipal Power Agency,
                                            Series 1991 A,
  4,315,000            -     4,315,000               6.500%         01/01/18           5,048,248               -         5,048,248
                                          OH Montgomery County, St. Elizabeth
                                            Medical Center, Series B-1,
          -      500,000       500,000               8.100%         07/01/18                   -         588,905           588,905
                                          OH Stark County, Doctor's Hospital,
                                            Inc., Series 1993,
          -    1,500,000     1,500,000               6.000%         04/01/24                   -       1,615,935         1,615,935
                                          SC Calhoun County, Solid Waste
                                            Disposal Facilities,
                                            Eastman Kodak Co., Series 1992,
  3,000,000            -     3,000,000               6.750%         05/01/17           3,496,320               -         3,496,320
                                                                                    -----------------------------------------------
                                                                                      35,253,405       2,204,840        37,458,245
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          OTHER REVENUE - 2.3%
                                          RECREATION - 2.1%
                                          CA Long Beach Aquarium of the Pacific,
                                           Series 1995 A:
   4,000,000            -     4,000,000               6.125%         07/01/15           4,444,800               -         4,444,800
  6,000,000            -     6,000,000               6.125%         07/01/23            6,667,200               -         6,667,200
                                                                                    -----------------------------------------------
                                                                                       11,112,000               -        11,112,000
                                                                                    -----------------------------------------------
                                          RETAIL - 0.2%
                                          NJ State Economic Development
                                            Authority, Glimcher
                                            Properties LP Project,
    850,000            -       850,000               6.000%         11/01/28             820,250               -           820,250
                                          OH Lake County, North Madison Properties
                                            Series 1993,
          -      200,000       200,000               8.819%         09/01/11                   -         192,000           192,000
                                                                                    -----------------------------------------------
                                                                                         820,250         192,000         1,012,250
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          RESOURCE RECOVERY - 0.2%
                                          DISPOSAL - 0.2%
                                          IL Development Finance Authority,
                                           Waste Management, Inc., Series 1997,
    500,000            -       500,000               5.050%         01/01/10             488,755               -           488,755
                                          MI State Strategic Fund, United Waste
                                            Systems, Inc., Series 1995,
    500,000            -       500,000               5.200%         04/01/10             489,790               -           489,790
                                                                                    -----------------------------------------------
                                                                                         978,545               -           978,545
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          TAX-BACKED - 32.7%
                                          LOCAL APPROPRIATED - 2.2%
                                          IL Chicago Board of Education,
                                            Series 1992 A.
  5,000,000            -     5,000,000               6.000%         01/01/16           5,531,050               -         5,531,050
                                          IN Crown Point School Building Corp.,
                                            Series 2000:
  1,550,000            -     1,550,000               (a)            01/15/18             639,174               -           639,174
  1,665,000            -     1,665,000               (a)            01/15/19             644,338               -           644,338
                                          KY Lexington Fayette County, County
                                            Detention Center, Series 1999,
  1,420,000            -     1,420,000               4.750%         05/01/24           1,312,591               -         1,312,591

                                          OH State Building Authority,
                                            Series 1999-A,
          -    1,105,000     1,105,000               5.250%         10/01/16                   -       1,123,531         1,123,531
                                          TX Houston, Series 2000,
  2,000,000            -     2,000,000               6.400%         06/01/27           2,171,160               -         2,171,160
                                                                                    -----------------------------------------------
                                                                                      10,298,313       1,123,531        11,421,844
                                                                                    -----------------------------------------------
                                          LOCAL GENERAL OBLIGATIONS - 13.4%
                                          AK North Slope Borough,
  5,000,000            -     5,000,000               (a)            06/30/12           2,932,150               -         2,932,150
                                          AK North Slope Borough, Series 1999 B,
  2,515,000            -     2,515,000               (a)            06/30/10           1,676,323               -         1,676,323
                                          AK North Slope Borough, Series 2000 B,
  2,000,000            -     2,000,000               (a)            06/30/10           1,333,060               -         1,333,060
                                          CA Golden West School Financing
                                            Authority, Series 1999 A,
  1,500,000            -     1,500,000               (a)            08/01/15             744,510               -           744,510
                                          CA Union Elementary School District,
                                            Series 1999 A,
  2,300,000            -     2,300,000               (a)            09/01/17             993,577               -           993,577
                                          CA West Contra Costa Unified
                                            School District,
    465,000            -       465,000               6.000%         08/01/24             528,170               -           528,170
                                          CA Yuba City Unified School District,
                                            Series 2000,
  1,160,000            -     1,160,000               (a)            09/01/18             467,480               -           467,480
                                          FL Broward County, Series 1986,
  1,195,000            -     1,195,000               12.500%        01/01/04           1,415,848               -         1,415,848
                                          HI Honolulu, Series 1998,
  1,500,000            -     1,500,000               4.500%         07/01/28           1,286,445               -         1,286,445
                                          IL Champaign County, Series 1999,
  1,015,000            -     1,015,000               8.250%         01/01/20           1,363,206               -         1,363,206
                                          IL Chicago, Series 1999,
  2,250,000            -     2,250,000               5.500%         01/01/23           2,341,507               -         2,341,507
                                          IL Chicago Board of Education,
                                            Series 1996,
  2,500,000            -     2,500,000               6.250%         12/01/12           2,832,875               -         2,832,875
                                          IL Chicago Board of Education,
                                            Series 1998 B-1:
  1,500,000            -     1,500,000               (a)            12/01/21             485,385               -           485,385
  3,000,000            -     3,000,000               (a)            12/01/22             911,730               -           911,730
  5,000,000            -     5,000,000               (a)            12/01/23           1,426,300               -         1,426,300
                                          IL Chicago Public Building Commission,
                                            Series 1999 B,
  2,000,000            -     2,000,000               5.250%         12/01/18           2,035,920               -         2,035,920
                                          IL Coles & Cumberland Counties
                                            Unified School District, Series 2000,
  3,120,000            -     3,120,000               (a)            12/01/13           1,704,144               -         1,704,144
                                          IL Cook County School District
                                            No. 102, Series 1999,
  3,065,000            -     3,065,000               (a)            12/01/20           1,062,819               -         1,062,819
                                          IL Will County Forest Preservation
                                            District, Series 1999,
  1,000,000            -     1,000,000               (a)            12/01/16             448,400               -           448,400
                                          IL Will County Unified School District
                                            No. 365-UVY, Series 1999 B,
  1,900,000            -     1,900,000               (a)            11/01/18             749,873               -           749,873
                                          LA New Orleans, Series 1991,
  6,250,000            -     6,250,000               (a)            09/01/12           3,675,313               -         3,675,313
                                          MO Springfield School District
                                            No. R-12, Series 1991 B,
    600,000            -       600,000               9.500%         03/01/07             752,892               -           752,892
                                          NY New York City,
  1,500,000            -     1,500,000               5.250%         11/01/12           1,527,195               -         1,527,195
                                          OH Adams County Local School District,
                                            Series 1995,
          -    3,000,000     3,000,000               7.000%         12/01/15                   -       3,630,690         3,630,690
                                          OH Amherst Village School District,
                                            Series 2001,
          -    1,300,000     1,300,000               5.500%         12/01/16                   -       1,358,552         1,358,552
                                          OH Beavercreek Local School District,
                                            Series 1996,
          -    2,500,000     2,500,000               6.600%         12/01/15                   -       2,934,175         2,934,175
                                          OH Brecksville-Broadview Heights
                                            School District,
                                            Series 1996,
          -    1,750,000     1,750,000               6.500%         12/01/16                   -       1,951,600         1,951,600
                                          OH Crooksville, Exempted Village
                                            School District,
          -       25,000        25,000               7.375%         12/01/07                   -          28,594            28,594
                                          OH Cuyahoga County, Series 1993-A,
          -    1,000,000     1,000,000               (a)            10/01/12                   -         587,460           587,460
                                          OH Dublin, Series 1998-A,
          -    1,000,000     1,000,000               4.625%         12/01/18                   -         940,720           940,720
                                          OH Dublin City School District,
                                            Series 1997,
          -      900,000       900,000               (a)            12/01/11                   -         556,335           556,335
                                          OH Eastern School District,
                                            Brown & Highland Counties,
                                            Series 1995,
          -    1,160,000     1,160,000               6.250%         12/01/17                   -       1,328,850         1,328,850

                                          OH Fairborn Library Improvement,
                                            Series 1991,
          -      750,000       750,000               7.200%         10/01/11                   -         794,842           794,842
                                          OH Gahanna-Jefferson City School District,
                                            Series 1993,
          -      795,000       795,000               (a)            12/01/11                   -         491,906           491,906
                                          OH Gahanna-Jefferson Public Schools,
                                            Series 1999,
          -    1,000,000     1,000,000               4.750%         12/01/21                   -         935,250           935,250
                                          OH Hillard School District,
                                            Series 1995-A,
          -    2,505,000     2,505,000               (a)            12/01/12                   -       1,459,513         1,459,513
                                          OH Hillard School District,
                                            Series 2000,
          -    1,000,000     1,000,000               5.750%         12/01/24                   -       1,046,170         1,046,170
                                          OH Kings County Local School District,
                                          Series 1995,
          -    2,110,000     2,110,000               7.500%         12/01/16                   -       2,672,695         2,672,695
                                          OH Lakota Local School District,
                                            Series 2001,
          -    1,460,000     1,460,000               5.500%         12/01/18                   -       1,547,775         1,547,775
                                          OH London School District,
          -    1,000,000     1,000,000               5.500%         12/01/15                   -       1,049,040         1,049,040
                                          OH Massillon City School District,
                                            Series 1994:
          -      900,000       900,000               (a)            12/01/09                   -         624,006           624,006
          -    1,000,000     1,000,000               (a)            12/01/11                   -         618,150           618,150
                                          OH North Fork Local School District,
                                            Series 2001,
          -      510,000       510,000               5.750%         12/01/17                   -         557,501           557,501
                                          OH Olmsted Falls School District,
                                            Series 1999,
          -      400,000       400,000               5.500%         12/01/03                   -         418,000           418,000
                                          OH Pickerington Local School District,
          -    1,340,000     1,340,000               (a)            12/01/16                   -         600,856           600,856
                                          OH Plain Local School District,
                                            Series 2000,
          -    1,315,000     1,315,000               (a)            12/01/27                   -         306,053           306,053
                                          OH River Valley School District,
          -      500,000       500,000               5.250%         11/01/23                   -         509,110           509,110
                                          OH Shaker Heights School District,
                                            Series 1990-A,
          -      750,000       750,000               7.100%         12/15/10                   -         856,748           856,748
                                          OH Southwest Licking School District,
                                            Series 1999,
          -      400,000       400,000               5.750%         12/01/16                   -         435,220           435,220
                                          OH Strongville School District,
                                            Series 1996,
          -    1,500,000     1,500,000               6.500%         12/01/13                   -       1,649,445         1,649,445
                                          OH Tri-County North Local
                                            School District,
          -       75,000        75,000               8.125%         12/01/06                   -          87,656            87,656
                                          TX Galveston County, Series 2001:
  1,500,000            -     1,500,000               (a)            02/01/20             543,840               -           543,840
  3,070,000            -     3,070,000               (a)            02/01/22             985,224               -           985,224
                                          TX Hurst Euless Bedford Independent
                                            School
                                            District, Series 1998,
  5,000,000            -     5,000,000               4.500%         08/15/25           4,327,500               -         4,327,500
                                          TX Katy Independent School District,
                                            Series 2001,
    300,000            -       300,000               4.750%         02/15/22             275,163               -           275,163
                                          WA Vancouver School District No. 37,
  1,150,000            -     1,150,000               (a)            12/01/20             397,532               -           397,532
                                                                                    -----------------------------------------------
                                                                                      39,224,381      29,976,912        69,201,293
                                                                                    -----------------------------------------------
                                          SPECIAL NON-PROPERTY TAX - 5.0%
                                          IL Metropolitan Pier & Exposition
                                            Authority, Series 1996 A:
  5,000,000            -     5,000,000               (a)            06/15/12           2,971,350               -         2,971,350
  8,850,000            -     8,850,000               (a)            12/15/12           5,129,991               -         5,129,991
                                          IL State, Series 1992 Q,
 10,000,000            -    10,000,000               6.000%         06/15/12          11,119,900               -        11,119,900
                                          NY New York City Transitional
                                            Finance Authority,
                                            Series 1998 C,
  2,500,000            -     2,500,000               4.750%         05/01/23           2,283,625               -         2,283,625
                                          NY State Local Government Assistance
                                            Corp.,
                                            Series 1993 E,
  1,000,000            -     1,000,000               5.000%         04/01/21             981,740               -           981,740
                                          OH Hamilton County, Series 2000-B,
          -    2,000,000     2,000,000               (a)            12/01/20                   -         702,240           702,240
                                          TX Houston, Series 2001 B,
  3,460,000            -     3,460,000               (a)            09/01/19           1,290,753               -         1,290,753
                                          WA Central Puget Sound Regional
                                            Transportation Authority,
                                            Series 1998,
  1,500,000            -     1,500,000               5.250%         02/01/21           1,510,755               -         1,510,755
                                                                                    -----------------------------------------------
                                                                                      25,288,114         702,240        25,990,354
                                                                                    -----------------------------------------------
                                          SPECIAL PROPERTY TAX - 0.5%
                                          CA Huntington Beach Grand Coast,
    500,000            -       500,000               6.450%         09/01/31             499,375               -           499,375
                                          CA Santa Margarita Water District,
                                            Series 1999,

    750,000            -       750,000               6.250%         09/01/29             747,188               -           747,188
                                          FL Indigo Community
                                            Development District,
                                            Series 1999 B,
    985,000            -       985,000               6.400%         05/01/06             998,544               -           998,544
                                          IL Illinois Sports Facility,
  1,000,000            -     1,000,000               (a)            06/15/18             402,730               -           402,730
                                                                                    -----------------------------------------------
                                                                                       2,647,837               -         2,647,837
                                                                                    -----------------------------------------------
                                          STATE APPROPRIATED - 2.2%
                                          KY State Turnpike Authority,
                                            Series 1992,
  7,500,000            -     7,500,000               (a)            01/01/10           5,139,750               -         5,139,750
                                          MI State, 525 Redevco, Inc.,
                                            Series 2000,
  1,000,000            -     1,000,000               (a)            06/01/21             337,310               -           337,310
                                          PR Puerto Rico Public Building
                                            Authority,
                                            Series 1993-M,
          -    2,000,000     2,000,000               5.700%         07/01/16                   -       2,063,380         2,063,380
                                          UT State Building Ownership Authority,
                                            Series 1998 C,
  3,450,000            -     3,450,000               5.500%         05/15/19           3,615,704               -         3,615,704
                                                                                    -----------------------------------------------
                                                                                       9,092,764       2,063,380        11,156,144
                                                                                    -----------------------------------------------
                                          STATE GENERAL OBLIGATIONS - 9.4%
                                          FL State Board of Education,
                                            Series 1998 A,
  1,000,000            -     1,000,000               4.750%         06/01/28             908,520               -           908,520
                                          FL State, Broward County Expressway,
                                            Series 1984,
  1,100,000            -     1,100,000               9.875%         07/01/09           1,425,006               -         1,425,006
                                          MA Massachusetts Bay Transportation
                                            Authority,
                                            Series 1992 B,
  9,825,000            -     9,825,000               6.200%         03/01/16          11,150,294               -        11,150,294
                                          MA Massachusetts Bay Transportation
                                            Authority,
                                            Series 1994 A:
  3,150,000            -     3,150,000               7.000%         03/01/14           3,774,267               -         3,774,267
  2,500,000            -     2,500,000               7.000%         03/01/19           3,005,450               -         3,005,450
                                          MA Massachusetts Bay Transportation
                                            Authority,
                                            Series 1998,
  3,805,000            -     3,805,000               4.500%         03/01/26           3,321,423               -         3,321,423
                                          MA State College Building Authority
                                            Project,
                                            Series A,
  1,500,000            -     1,500,000               7.500%         05/01/11           1,840,650               -         1,840,650
                                          MA State College Building Authority
                                            Project,
                                            Series 1994 A,
  3,500,000            -     3,500,000               7.500%         05/01/11           4,346,790               -         4,346,790
                                          NJ State General Obligation, Series D,
  5,150,000            -     5,150,000               6.000%         02/15/11           5,728,551               -         5,728,551
                                          OH State, Series 1992,
          -      380,000       380,000               6.100%         08/01/12                   -         429,636           429,636
                                          PA State, Series 1992-2,
 11,200,000            -    11,200,000               6.250%         07/01/12          12,745,376               -        12,745,376
                                                                                    -----------------------------------------------
                                                                                      48,246,327         429,636        48,675,963
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION - 10.2%
                                           AIR TRANSPORTATION - 2.0%
                                           IL Chicago O'Hare International
                                            Airport,
                                            United Airlines, Inc.,
                                            Series 2000 A,
  1,600,000            -     1,600,000               6.750%         11/01/11           1,048,336               -         1,048,336
                                          IN Indianapolis Airport Authority,
                                            United Airlines
                                            Project, Series A,
  3,000,000            -     3,000,000               6.500%         11/15/31           1,856,250               -         1,856,250
                                          KY Kenton County Airport Board,
                                            Delta Airlines, Inc.,
                                            Series 1992 A,
  1,000,000            -     1,000,000               7.500%         02/01/20             963,600               -           963,600
                                          MN Minneapolis & St. Paul
                                            Metropolitan Airports
                                            Commission, Northwest Airlines,
                                            Series 2001 A,
  1,250,000            -     1,250,000               7.000%         04/01/25             976,562               -           976,562
                                          MN Minneapolis & St. Paul
                                            Metropolitan Airports
                                            Commission, Northwest Airlines,
                                            Series 2001 B,
    500,000            -       500,000               6.500%         04/01/25             478,125               -           478,125
                                          NC Charlotte/Douglas International
                                            Airport, US
                                            Airways, Inc., Series 1998,
  1,000,000            -     1,000,000               5.600%         07/01/27             407,500               -           407,500
                                          NC Charlotte/Douglas International
                                            Airport, US
                                            Airways, Inc., Series 2000,
  1,000,000            -     1,000,000               7.750%         02/01/28             427,500               -           427,500
                                          NJ State Economic Development
                                            Authority,
                                            Continental Airlines, Inc.,
                                            Series 1999,
  2,000,000            -     2,000,000               6.400%         09/15/23           1,597,500               -         1,597,500

                                          OH Cleveland Airport, Series 2001-A,
          -    1,000,000     1,000,000               5.000%         01/01/31                   -         941,720           941,720
                                          OH Cleveland, Continental Airlines,
                                            Series 1999,
          -      900,000       900,000               5.700%         12/01/19                   -         637,875           637,875
                                          OH Dayton Emery Air Freight
                                            Facilities,
                                            Series 1993-F,
          -    1,000,000     1,000,000               6.050%         10/01/09                   -         845,170           845,170
                                                                                    -----------------------------------------------
                                                                                      7,755,373       2,424,765        10,180,138
                                                                                    -----------------------------------------------
                                          AIRPORTS - 1.5%
                                          HI State, Airport System Revenue,
                                          Series 1991,
  6,000,000            -     6,000,000               6.900%         07/01/12           6,940,380               -         6,940,380
                                          MA State Port Authority, Series 1999,
  1,000,000            -     1,000,000               10.740%        07/01/29           1,084,660               -         1,084,660
                                                                                    -----------------------------------------------
                                                                                       8,025,040               -         8,025,040
                                                                                    -----------------------------------------------
                                          TOLL FACILITIES - 5.1%
                                          CO E-470 Public Highway
                                             Authority, Series 2000 B:

  4,600,000            -     4,600,000               (a)            09/01/18           1,853,156               -         1,853,156
  3,500,000            -     3,500,000               (a)            09/01/19           1,323,735               -         1,323,735
                                          NY Triborough Bridge & Tunnel
                                            Authority,
                                            Series 1991 X,
  9,915,000            -     9,915,000               6.625%         01/01/12          11,492,675               -        11,492,675
                                          NY Triborough Bridge & Tunnel
                                            Authority,
                                            Series 1992 Y,
  5,500,000            -     5,500,000               6.125%         01/01/21           6,166,435               -         6,166,435
                                          OH State Turnpike Commission,
                                            Series 1998-A,
          -    1,300,000     1,300,000               5.500%         02/15/17                   -       1,379,690         1,379,690
                                          PA State Turnpike Commission,
                                            Series 1998 A,
  3,415,000            -     3,415,000               4.750%         12/01/27           3,096,073               -         3,096,073
                                          VA Richmond Metropolitan Authority,
                                            Series 1998,
  1,100,000            -     1,100,000               5.250%         07/15/22           1,120,823               -         1,120,823
                                                                                    -----------------------------------------------
                                                                                      25,052,897       1,379,690        26,432,587
                                                                                    -----------------------------------------------
                                          TRANSPORTATION - 1.6%
                                          GA Metropolitan Atlanta Rapid
                                            Transit Authority,
                                            Series 1992 P,
  4,000,000            -     4,000,000               5.625%         07/01/20           4,583,160               -         4,583,160
                                          NV State Department of Business
                                            & Industry,
                                            Las Vegas Monorail Project,
                                            Series 2000:
    650,000            -       650,000               7.375%         01/01/30             644,312               -           644,312
    500,000            -       500,000               7.375%         01/01/40             491,875               -           491,875
                                          OH Cleveland-Cuyahoga County
                                            Port Authority,
                                            C&P Docks Project,
          -      220,000       220,000               6.000%         03/01/07                   -         234,300           234,300
                                          OH Toledo-Lucas County Port
                                            Authority, CSX
                                            Transportation, Inc., Series 1992,
  1,000,000    1,000,000     2,000,000               6.450%         12/15/21           1,055,510       1,055,510         2,111,020
                                                                                    -----------------------------------------------
                                                                                       6,774,857       1,289,810         8,064,667
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          UTILITY - 21.2%
                                           INDEPENDENT POWER PRODUCER - 0.6%
                                          NY Suffolk County Industrial
                                            Development Agency,
                                            Nissequogue Cogen Partners,
                                            Series 1998,
  1,000,000            -     1,000,000               5.500%         01/01/23             921,250               -           921,250
                                          PR Commonwealth of Puerto
                                            Rico Industrial,
                                            Educational, Medical & Environmental
                                            Cogeneration
                                            Facilities, AES Project,
                                            Series 2000,
    650,000            -       650,000               6.625%         06/01/26             699,179               -           699,179
                                          VA Pittsylvania County
                                            Industrial Development
                                            Authority, Multitrade of
                                            Pittsylvania,
                                            Series 1994 A,
  1,500,000            -     1,500,000               7.550%         01/01/19           1,500,000               -         1,500,000
                                                                                    -----------------------------------------------
                                                                                       3,120,429               -         3,120,429
                                                                                    -----------------------------------------------
                                          INVESTOR OWNED - 1.4%
                                          IN Michigan City, Northern
                                            Indiana Public
                                            Service Co.,
                                            Series 1973 A,
  1,920,000            -     1,920,000               5.700%         10/01/03           1,933,690               -         1,933,690
                                          IN Petersburg, Series 1995 C,
  1,500,000            -     1,500,000               5.950%         12/01/29           1,504,065               -         1,504,065
                                          IN State Development Finance
                                            Authority,
                                            Series 1999,
  1,000,000            -     1,000,000               5.950%         08/01/30           1,002,430               -         1,002,430
                                          MS State Business Finance Corp.,
                                            Systems Energy
                                            Resources, Inc., Series 1999,
  1,600,000            -     1,600,000               5.900%         05/01/22           1,550,000               -         1,550,000
                                          OH Air Quality Development Authority,
                                            JMG Funding
                                            Project,
          -    1,000,000     1,000,000               5.625%         01/01/23                   -       1,013,800         1,013,800

                                          TX Brazos River Authority, Texas
                                          Utilities Electric Co.,
    500,000            -       500,000               5.750%         05/01/36             492,080               -           492,080
                                                                                    -----------------------------------------------
                                                                                       6,482,265       1,013,800         7,496,065
                                                                                    -----------------------------------------------
                                          JOINT POWER AUTHORITY - 7.8%
                                          GA Municipal Electric Authority
                                            Power, Series V,
 21,300,000            -    21,300,000               6.600%         01/01/18          24,831,540               -        24,831,540
                                          NC Eastern Municipal Power Agency,
                                            Series 1991 A,
  2,185,000            -     2,185,000               6.500%         01/01/18           2,328,926               -         2,328,926
                                          NC State Municipal Power Agency,
                                            Catawba No. 1, Series 1992,
  2,360,000            -     2,360,000               (a)            01/01/09           1,704,840               -         1,704,840
                                          OH State Municipal Electricity
                                            Generation Agency, Series 2001
          -    2,000,000     2,000,000               (a)            02/15/25                   -         544,100           544,100
  3,000,000            -     3,000,000               (a)            02/15/29             648,150               -           648,150
                                          TX State Municipal Power Agency,
  1,475,000            -     1,475,000               (a)            09/01/08           1,091,353               -         1,091,353
                                          WA State Public Power Supply System,
                                            Nuclear Project No. 2, Series 1992 A,
  3,500,000            -     3,500,000               6.300%         07/01/12           3,922,905               -         3,922,905
                                          WA State Public Power Supply System,
                                            Nuclear Project No. 3, Series 1989 B,

  7,000,000            -     7,000,000               (a)            07/01/08           5,221,790               -         5,221,790
                                                                                    -----------------------------------------------
                                                                                      39,749,504         544,100        40,293,604
                                                                                    -----------------------------------------------
                                          MUNICIPAL ELECTRIC - 3.3%

                                          MN Northern Municipal Power Agency,
                                            Series 1998 B,
  1,000,000            -     1,000,000               4.750%         01/01/20             944,460               -           944,460
                                          NC University of North Carolina at
                                            Chapel Hill, Series 1997,
  1,750,000            -     1,750,000               (a)            08/01/20             627,043               -           627,043
                                          NY Long Island Power Authority,
                                            Series 2000 A,
  1,000,000            -     1,000,000               (a)            06/01/20             372,810               -           372,810
                                          OH Cleveland Public Power Co.,
                                            Series 1994-A,
          -    2,000,000     2,000,000               (a)            11/15/13                   -       1,098,660         1,098,660
                                          PA Westmoreland County Municipal
                                            Authority, Series 2000 A,
  1,400,000            -     1,400,000               (a)            08/15/23             410,606               -           410,606
                                          PR Puerto Rico Electric
                                            Power Authority,
    500,000      500,000     1,000,000               5.375%         07/01/17             525,580         525,580         1,051,160
                                          SD Heartland Consumers Power District,
                                            Series 1992,
  8,000,000            -     8,000,000               6.000%         01/01/17           8,855,120               -         8,855,120
                                          TX Austin, Series 1998,
  3,710,000            -     3,710,000               5.250%         05/15/25           3,739,717               -         3,739,717
                                                                                    -----------------------------------------------
                                                                                      15,475,336       1,624,240        17,099,576
                                                                                    -----------------------------------------------
                                          WATER & SEWER - 8.1%
                                          DE State Economic Development
                                            Authority, Wilmington Suburban
                                            Water Corp., Series 1992 A,
  3,500,000            -     3,500,000               6.800%         12/01/23           3,556,560               -         3,556,560
                                          DE State Economic Development
                                            Authority, Wilmington Suburban
                                            Water Corp., Series 1992 B,
  1,160,000            -     1,160,000               6.450%         12/01/07           1,289,908               -         1,289,908
                                          FL Jacksonville, General Waterworks
                                            Corp., Series 1992,
  1,500,000            -     1,500,000               6.750%         06/01/22           1,537,725               -         1,537,725
                                          GA Atlanta, Series 1993,
  1,225,000            -     1,225,000               5.500%         11/01/22           1,290,574               -         1,290,574
                                          GA Atlanta Water & Sewer,
  1,500,000            -     1,500,000               5.500%         11/01/27           1,581,495               -         1,581,495
                                          GA Fulton County, Series 1992,
    430,000            -       430,000               6.375%         01/01/14             488,351               -           488,351
                                          GA Fulton County, Series 1998,
  3,750,000            -     3,750,000               4.750%         01/01/28           3,426,188               -         3,426,188
                                          NY New York City Municipal Water
                                            Finance Authority,
                                            Series 1998 D,
    600,000            -       600,000               4.750%         06/15/25             548,460               -           548,460
                                          OH Cleveland Waterworks Revenue,
                                            Series 1993-G,
          -    3,000,000     3,000,000               5.500%         01/01/21                   -       3,156,150         3,156,150
                                          OH Lakewood, Water & Sewer Systems
                                            Revenue

          -    2,405,000     2,405,000               5.850%         07/01/20                   -       2,637,612         2,637,612
                                          OH State Water Development Authority,
          -      500,000       500,000               5.500%         11/01/15                   -         532,025           532,025
          -    1,000,000     1,000,000               5.500%         06/01/18                   -       1,058,960         1,058,960

          -    1,000,000     1,000,000               6.000%         12/01/16                   -       1,099,500         1,099,500
                                          PA Allegheny County Sanitation
                                            Authority, Series 1991 A,
  2,370,000            -     2,370,000               (a)            06/01/07           1,881,211               -         1,881,211
                                          PA Dauphin County Industrial
                                            Development Authority,
                                            Dauphin Water Supply Co.,
                                            Series 1992 A,
  3,400,000            -     3,400,000               6.900%         06/01/24           3,965,998               -         3,965,998
                                          TX Houston, Series 1998,
  3,500,000            -     3,500,000               (a)            12/01/23             999,670               -           999,670
                                          TX Houston, Series 1991 C:
  4,000,000            -     4,000,000               (a)            12/01/08           2,920,440               -         2,920,440
  4,000,000            -     4,000,000               (a)            12/01/09           2,760,520               -         2,760,520
  3,750,000            -     3,750,000               (a)            12/01/10           2,446,013               -         2,446,013
                                          TX Irving Water & Sewer,
  1,840,000            -     1,840,000               5.375%         08/15/15           1,879,983               -         1,879,983
                                          TX Wichita Falls Water & Sewer,
  2,895,000            -     2,895,000               5.375%         08/01/15           2,974,526               -         2,974,526
                                                                                    -----------------------------------------------
                                                                                      33,547,622       8,484,247        42,031,869
                                                                                    -----------------------------------------------
                                          TOTAL MUNICIPAL BONDS                      433,648,329      70,729,808       504,378,137
                                                                                    -----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                          SHORT-TERM OBLIGATIONS - 1.6%
                                          AZ Glendale Industrial Development
                                            Authority, Friendship Retirement
                                            Project, Series 1999, VRDN,
    100,000            -       100,000               2.400%         12/01/14             100,000               -           100,000
                                          CO Denver Health & Hospital
                                            Authority, VRDN,
    300,000            -       300,000               2.000%         12/01/31             300,000               -           300,000
                                          IA State Higher Education Loan Authority,
                                            St. Ambrose University, Series 1995, VRDN,
          -      495,000       495,000               1.750%         10/01/09                   -         495,000           495,000
                                          ID State Health Facilities Authority,
                                          St. Lukes Regional Medical Facility,
                                            Series 1995, VRDN,
  1,000,000            -     1,000,000               1.950%         05/01/22           1,000,000               -         1,000,000
                                          IN Allen County, Golden Years
                                            Homestead, Inc., Series 1996, VRDN,
    300,000            -       300,000               1.750%         08/01/21             300,000               -           300,000
                                          KS State Development Finance
                                            Authority, Series 2000, VRDN,
    200,000            -       200,000               2.000%         05/15/26             200,000               -           200,000
                                          MN Minneapolis Convention Center,
                                            Series 2000, VRDN,
    200,000      400,000       600,000               1.600%         12/01/18             200,000         400,000           600,000
                                          MS Jackson County, Pollution
                                            Control Revenue, VRDN,
          -      400,000       400,000               1.850%         06/01/23                   -         400,000           400,000
                                          NM Albuquerque, Menaul School,
                                            Series 1998, VRDN,
    355,000            -       355,000               1.850%         06/01/18             355,000               -           355,000
                                          NM Farmington, Arizona Public
                                            Service Co., Four Corners Project,
                                            Series 1994 B, VRDN,
    300,000            -       300,000               1.850%         09/01/24             300,000               -           300,000
                                          NY Long Island Power Authority,
                                            Series 2001 2B, VRDN,
    600,000      400,000     1,000,000               1.800%         05/01/33             600,000         400,000         1,000,000
                                          NY New York City Municipal Water
                                            Finance Authority,
                                            Series 1994 G, VRDN,
  2,200,000            -     2,200,000               1.800%         06/15/24           2,200,000               -         2,200,000
                                          SC Berkley County PCR Amoco, VRDN,
    200,000            -       200,000               1.900%         07/01/12             200,000               -           200,000
                                          TX Spendora Higher Education,
                                            Fort Bend, VRDN,
  1,000,000            -     1,000,000               1.600%         12/01/26           1,000,000               -         1,000,000
                                                                                    -----------------------------------------------
                                          TOTAL SHORT-TERM OBLIGATIONS                 6,755,000       1,695,000         8,450,000
                                                                                    -----------------------------------------------
                                          TOTAL INVESTMENTS - 99.0%                  440,403,329      72,424,808       512,828,137
                                                                                    -----------------------------------------------
                                          OTHER ASSETS & LIABILITIES,
                                          NET - 1.0%                                   4,991,268          12,040         5,003,308
                                                                                    -----------------------------------------------
                                          NET ASSETS - 100.0%                       $445,394,597     $72,436,848      $517,831,445
                                                                                    ===============================================


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Zero coupon bond.


   Acronym                             Name
   -------                             ----
     VRDN                  Variable Rate Demand Note

Percentages are based on Net Assets of the Pro Forma Combined.


Stein Roe Managed Municipals Fund has the following short futures contracts open at December 31, 2001:

                     Par Value                          Unrealized
                     Covered by                       Appreciation at
      Type           Contracts        Expiration         12/31/01
--------------------------------------------------------------------------------
Treasury Note       $22,900,000       March 2002         $369,133


Stein Roe Managed Municipals Fund has the following long futures contracts open at December 31, 2001:

                      Par Value                            Unrealized
                     Covered by                          Depreciation at
     Type             Contracts       Expiration           12/31/01
--------------------------------------------------------------------------------
Treasury Bond        $73,000,000       March 2002        $(1,218,596)


Liberty Ohio Tax-Exempt Fund has the following short futures contracts open at December 31, 2001:

                    Par Value                               Unrealized
                   Covered by                             Depreciation at
      Type          Contracts        Expiration              12/31/01
--------------------------------------------------------------------------------
Treasury Note      $2,400,000         March 2002             $38,686


Liberty Ohio Tax-Exempt Fund has the following long futures contracts open at December 31, 2001:

                    Par Value                              Unrealized
                   Covered by                           Appreciation at
     Type           Contracts        Expiration             12/31/01
--------------------------------------------------------------------------------
Treasury Bond      $2,300,000        March 2002             $(38,579)

                                                                      APPENDIX A

           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2001

                     LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                      STEIN ROE MUNICIPAL MONEY MARKET FUND
                 STEIN ROE INTERMEDIATE MUNICIPALS FUND, CLASS S
                        STEIN ROE MANAGED MUNICIPALS FUND
                  STEIN ROE HIGH-YIELD MUNICIPALS FUND, CLASS S

              Suite 3300, One South Wacker Drive, Chicago, IL 60606
                                  800-338-2550


         This Statement of Additional Information (SAI) is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated November 1, 2001, and any supplements thereto. Financial statements, which are contained in the Funds' June 30, 2001 Annual Report, are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained at no charge by telephoning 800-338-2550.


                                TABLE OF CONTENTS

                                                                                                 Page
General Information and History.....................................................................2
Investment Policies.................................................................................4
Portfolio Investments and Strategies................................................................4
Investment Restrictions............................................................................15
Additional Investment Considerations...............................................................18
Purchases and Redemptions..........................................................................21
Management.........................................................................................25
Financial Statements...............................................................................29
Principal Shareholders.............................................................................30
Investment Advisory and Other Services.............................................................31
Distributor........................................................................................33
Transfer Agent.....................................................................................34
Custodian..........................................................................................34
Independent Auditors...............................................................................34
Portfolio Transactions.............................................................................35
Additional Income Tax Considerations...............................................................39
Investment Performance.............................................................................41
Additional Information on Net Asset Value--Municipal Money Fund....................................48
Master Fund/Feeder Fund: Structure and Risk Factors................................................49
Glossary...........................................................................................51
Appendix--Ratings..................................................................................53

GENERAL INFORMATION AND HISTORY

         The following mutual funds are separate series of Liberty-Stein Roe Funds Municipal Trust (the "Trust"):

           Stein Roe Municipal Money Market Fund ("Municipal Money Fund")
           Stein Roe Intermediate Municipals Fund, Class S ("Intermediate
              Municipals Fund")
           Stein Roe Managed Municipals Fund ("Managed Municipals Fund")
           Stein Roe High-Yield Municipals Fund, Class S ("High-Yield Municipals
              Fund")

         Each series of the Trust invests in a separate portfolio of securities and other assets, with its own objectives and policies. The series of the Trust are referred to collectively as "the Funds." The name of the Trust and each of its series was changed on November 1, 1995 to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999 from "Stein Roe Municipal Trust" to "Liberty-Stein Roe Funds Municipal Trust."

         The Intermediate Municipals Fund also offers Class A, B and C shares. This SAI describes the Class S shares of the Fund. The Class A, B and C shares are described in a separate SAI.

         The High Yield Municipals Fund also offers another class of shares-Class A. This SAI describes the Class S shares of the Fund. The Class A shares are described in a separate SAI.

         The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Oct. 6, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding. Each series invests in a separate portfolio of securities and other assets, with its own objectives and policies.

         Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations. The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

         Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to
Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.


SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

         Rather than invest in securities directly, each Fund may seek to achieve its objective by pooling its assets with those of other investment companies for investment in another mutual fund having the same investment objective and substantially the same investment policies as its feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Such investment would be subject to determination by the trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change. Two Funds currently operate under the master fund/feeder fund structure. Each invests all of its assets in a separate master fund that is a series of SR&F Base Trust, as follows:

                                                                 MASTER/FEEDER
 FEEDER FUND                      MASTER FUND                  STATUS ESTABLISHED
 -----------                      -----------                  ------------------
Municipal Money     SR&F Municipal Money Market Portfolio      Sept. 28, 1995
  Fund                ("Municipal Money Portfolio")

High-Yield          SR&F High-Yield Municipals Portfolio       Feb. 2, 1998
  Municipals          ("High-Yield Municipals Portfolio")
  Fund

The master funds are series of SR&F Base Trust and are referred to collectively as the "Portfolios." For more information, please refer to Master Fund/Feeder
Fund: Structure and Risk Factors.

         Stein Roe & Farnham Incorporated ("Stein Roe") is responsible for the business affairs of the Trusts and serves as investment adviser to Intermediate Municipals Fund, Managed Municipals Fund, Municipal Money Portfolio, and High-Yield Municipals Portfolio. It also provides administrative and bookkeeping and accounting services to the Funds and Portfolios.

                               INVESTMENT POLICIES

         The Trust and SR&F Base Trust are open-end management investment companies. The Funds and the Portfolios are diversified, as that term is defined in the Investment Company Act of 1940.

         The investment objectives and policies are described in the Prospectus under The Funds. In pursuing its objective, a Fund or Portfolio may also employ the investment techniques described under Portfolio Investments and Strategies in this SAI. The investment objective is a nonfundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" (see definition in the Glossary).

                      PORTFOLIO INVESTMENTS AND STRATEGIES

         The following investment policies and techniques have been adopted by each Fund or Portfolio as indicated. Unless otherwise noted, for purposes of discussion under Portfolio Investments and Strategies, Investment Restrictions, and Additional Investment Considerations, the term "the Fund" refers to each Fund and each Portfolio.

TAXABLE SECURITIES

         Assets of each Fund that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments(1) such as: (1) U.S. Government bills, notes and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government (including obligations not backed by the full faith and credit of the U.S. Government); (3) in the case of Intermediate Municipals Fund and High-Yield Municipals Portfolio, other money market instruments, and in the case of Municipal Money Portfolio and Managed Municipals Fund, other money market instruments such as certificates of deposit and bankers' acceptances of domestic banks having total assets in excess of $1 billion, and corporate commercial paper rated Prime-1 by Moody's or A-1 by S&P at the time of purchase, or, if unrated, issued or guaranteed by an issuer with outstanding debt rated Aa or better by Moody's or AA or better by S&P; and (4) repurchase agreements (defined in the Glossary) with banks and, for all Funds except Managed Municipals Fund, securities dealers. Municipal Money Portfolio limits repurchase agreements to those that are short-term, subject to item (g) under Investment Restrictions (although the underlying securities may not be short-term). Managed Municipals Fund limits repurchase agreements to those in which the underlying collateral consists of securities that the Fund may purchase directly.

AMT SECURITIES

         Although the Funds currently limit their investments in Municipal Securities to those the interest on which is exempt from the regular federal income tax, each Fund may invest 100% of its total assets in Municipal Securities the interest on which is subject to the federal alternative minimum tax ("AMT").


----------
(1) In the case of Municipal Money Fund, Municipal Money Portfolio, and Managed Municipals Fund, the policies described in this paragraph are fundamental.

PRIVATE PLACEMENTS

         Each Fund may invest in securities that are purchased in private placements (including privately placed securities eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ["1933 Act"]) and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when Stein Roe believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

RULE 144A SECURITIES

         Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Stein Roe, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction of investing no more than 10% of its net assets in illiquid securities for all Funds other than High-Yield Municipals Portfolio and no more than 15% for that Fund. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Stein Roe will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Stein Roe could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities for all Funds other than High-Yield Municipals Portfolio and no more than 15% for that Fund. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. No Fund expects to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by Stein Roe.

STANDBY COMMITMENTS

         Each Fund may obtain standby commitments when it purchases Municipal Securities. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Fund should exceed the current value of the underlying securities, a Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. A Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Stein Roe, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining each Fund's net asset value. The Trust has received an opinion of Bell, Boyd & Lloyd, counsel to the Trust, that interest earned by the Funds on Municipal Securities will continue to be exempt from the regular federal income tax regardless of the fact that the Fund holds standby commitments with respect to such Municipal Securities.

PARTICIPATION INTERESTS

         Each Fund may purchase participation interests in all or part of specific holdings of Municipal Securities, but does not intend to do so unless the tax-exempt status of those participation interests or certificates of participation is confirmed to the satisfaction of the Board of Trustees, which may include consideration of an opinion of counsel as to the tax-exempt status. Each participation interest would meet the prescribed quality standards of the Fund or be backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. (See Investment Policies.) Some participation interests are illiquid securities.

         Each Fund may also purchase participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by leased property, disposition of the property in the event of foreclosure might prove difficult.

         The Board of Trustees has delegated to Stein Roe the responsibility to determine the credit quality of participation interests. The determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; FORWARD COMMITMENTS

         Each Fund may purchase securities on a when-issued or delayed-delivery basis or purchase forward commitments, as described in the Prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

         At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

SHORT SALES AGAINST THE BOX

         Each Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Fund may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

         In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.

REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% (High-Yield Municipals Portfolio) or 10% (Managed Municipals Fund, Intermediate Municipals Fund, and Municipal Money Portfolio) of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.

BORROWINGS; REVERSE REPURCHASE AGREEMENTS

         Subject to restriction (iv) under Investment Restrictions, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

         Each Fund may also enter into reverse repurchase agreements (defined in the Glossary) with banks and securities dealers. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. The Funds did not enter into reverse repurchase agreements during the last year and have no present intention to do so.

         A Fund's reverse repurchase agreements and any other borrowings may not exceed 33 1/3% of its total assets, and the Fund may not purchase additional securities when its borrowings, less proceeds receivable from the sale of portfolio securities, exceed 5% of its total assets.

RATED SECURITIES

         The rated securities described under Investment Policies above for each Fund except for Municipal Money Portfolio include obligations given a rating conditionally by Moody's or provisionally by S&P.

         Except with respect to Municipal Securities with a demand feature (see the definition of "short-term" in the Glossary) acquired by Municipal Money Portfolio, the fact that the rating of a Municipal Security held by a Fund may be lost or reduced below the minimum level applicable to its original purchase by a Fund does not require that obligation to be sold, but Stein Roe will consider such fact in determining whether that Fund should continue to hold the obligation. In the case of Municipal Securities with a demand feature acquired by Municipal Money Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Fund must dispose of the security within a reasonable period of time either by exercising the demand feature or by selling the security in the secondary market, unless the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to retain the security.

         To the extent that the ratings accorded by Moody's, S&P, or Fitch IBCA for Municipal Securities may change as a result of changes in such organizations, or changes in their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with its investment policies. The Board of Trustees is required to review such ratings with respect to Municipal Money Portfolio.

ZERO COUPON BONDS

         Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

TENDER OPTION BONDS; TRUST RECEIPTS

         Each Fund may purchase tender option bonds and trust receipts. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Stein Roe will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons. A Fund may invest up to 10% of net assets in tender option bonds and trust receipts.

INTERFUND BORROWING AND LENDING PROGRAM

         Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may lend money to and borrow money from other mutual funds advised by Stein Roe. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER

         Although the Funds do not purchase securities with a view toward rapid turnover, there are no limitations on the length of time that portfolio securities must be held. As a result, the turnover rate may vary from year to year. A high rate of portfolio turnover, if it should occur, may result in the realization of capital gains or losses, and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

OPTIONS

         Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio is permitted to purchase and to write both call options and put options on debt or other securities or indexes in standardized contracts traded on U.S. securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         Currently there are no publicly-traded options on individual tax-exempt securities. However, it is anticipated that such instruments may become available in the future.

         An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of an index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of the option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

         A Fund is permitted to write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         Each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may enter into interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index (such as The Bond Buyer Municipal Bond Index)(2) at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded. A Fund will engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Trustees, they are appropriate instruments for the Fund.

         Each Fund may purchase and write call options and put options on futures contracts (futures options). Futures options possess many of the same characteristics as


----------
(2) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. The Bond Buyer Municipal Bond Index is based on The Bond Buyer index of 40 actively-traded long-term general obligation and revenue bonds carrying at least an A rating by Moody's or S&P.

options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The success of any futures technique depends on accurate predictions of changes in the level and direction of interest rates and other factors. Should those predictions be incorrect, the return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Stein Roe might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales, as the case may be, of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         If options, futures contracts, or futures options of types other than those described herein or in the prospectus are traded in the future, each of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money" (as defined in the Glossary), would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contracts. When writing a call option on a futures contract, a Fund similarly will maintain cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES

         If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities. For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

         Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

                             INVESTMENT RESTRICTIONS

         The Funds and Portfolios operate under the following investment restrictions. Restrictions that are fundamental policies, as indicated below, may not be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Glossary). A Fund or Portfolio may not:

         (i) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund [however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by it and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of its total assets];(3)(4)

         (ii) [Municipal Money Fund and Municipal Money Portfolio only] purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements);

         (iii) make loans, although it may (a) participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

         (iv) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipal Fund and High-Yield Municipals Portfolio only] borrow except from banks, other affiliated funds and other entities to the extent permitted by the Investment Company Act of 1940;

         (v) [Municipal Money Fund and Municipal Money Portfolio only] borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes and (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

         (vi) [Municipal Money Fund and Municipal Money Portfolio only] mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;

         (vii) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business

----------
(3) In the case of a security that is insured as to payment of principal and interest, the related insurance policy is not deemed a security, nor is it subject to this investment restriction.

(4) Notwithstanding the foregoing, and in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "Rule"), Municipal Money Fund and Municipal Money Portfolio will not, immediately after the acquisition of any security (other than a Government Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that each may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof. Municipal Money Portfolio will not invest more than 5% of its total assets in Second Tier Securities.

activities are in the same industry, [Funds only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

         (viii) [Municipal Money Fund and Municipal Money Portfolio only] purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Trust or of its investment adviser;

         (ix) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and High-Yield Municipals Portfolio only] except that it may enter into futures and options transactions;

         (x) [Municipal Money Fund and Municipal Money Portfolio only] purchase any securities other than those described under Investment Policies--Municipal Money Fund, and under Portfolio Investments and Strategies;

         (xi) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

         (xii) purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein); or

         (xiii) act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for its own portfolio.

         The above restrictions (other than material within brackets) are fundamental policies of the Funds and Portfolios. The Funds and Portfolios have also adopted the following restrictions that may be required by various laws and administrative positions. These restrictions are not fundamental. None of the following restrictions shall prevent Municipal Money Fund, Intermediate Municipals Fund, Managed Municipals Fund, or High-Yield Municipals Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. No Fund or Portfolio may:

         (a) own more than 10% of the outstanding voting securities of an issuer;

         (b) invest in companies for the purpose of exercising control or management;

         (c) make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization;

         (d) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling it to require sellers of securities to the Fund to repurchase them upon demand by the Fund [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] and that transactions in options, futures, and options on futures are not treated as short sales;

         (e) [Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals Fund, and Managed Municipals Fund only] invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; [High-Yield Municipals Fund and High-Yield Municipals Portfolio only] invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

         (f) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

         (g) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange;

         (h) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

         (i) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

         (j) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), but it may make margin deposits in connection with futures and options transactions;

         (k) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio only] mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and (b) it may enter into futures and options transactions;

         (l) [Managed Municipals Fund only] purchase any securities other than those described under Investment Policies - Managed Municipals Fund and under Portfolio Investment Strategies;

         (m) [Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund and High-Yield Municipals Portfolio only] purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors or trustees of the Trust or of its investment adviser.

                      ADDITIONAL INVESTMENT CONSIDERATIONS

         Medium-quality Municipal Securities are obligations of municipal issuers that, in the opinion of Stein Roe, possess adequate, but not outstanding, capacities to service the obligations. Lower-quality Municipal Securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The characteristics attributed to medium- and lower-quality obligations by Stein Roe are much the same as those attributed to medium- and lower-quality obligations by rating services (see the Appendix to the Prospectus). Because many issuers of medium- and lower-quality Municipal Securities choose not to have their obligations rated by a rating agency, many of the obligations in the Fund's portfolio may be unrated.

         Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities.

         The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

         Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon. In addition, from time to time proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such proposals are enacted, the availability of Municipal Securities for investment by the Funds and the value of the Funds' portfolios would be affected and, in such an event, the Funds would reevaluate their investment objectives and policies.

         Because the Funds may invest in industrial development bonds, the Funds' shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for "related persons of substantial users."

         In addition, the Funds invest in Municipal Securities issued after the effective date of the Tax Reform Act of 1986 (the "1986 Act"), which may be subject to retroactive taxation if they fail to continue to comply after issuance with certain requirements imposed by the 1986 Act.

         Although the banks and securities dealers from which a Fund may acquire repurchase agreements and standby commitments, and the entities from which a Fund may purchase participation interests in Municipal Securities, will be those that Stein Roe believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund.

                                    * * * * *

         Stein Roe seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to take sensible risks and make intelligent investments, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

         Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?

It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?

If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?

All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type. However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

         In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

         In addition, Stein Roe believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.

                            PURCHASES AND REDEMPTIONS

PURCHASES THROUGH THIRD PARTIES

         You may purchase (or redeem) shares through certain broker-dealers, banks, or other intermediaries ("Intermediaries"). The state of Texas has asked that investment companies disclose in their SAIs, as a reminder to any such bank or institution, that it must be registered as a securities dealer in Texas. Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. It is the responsibility of any such Intermediary to establish procedures insuring the prompt transmission to the Trust of any such purchase order. An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as authorized agent or designee of the Fund. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

         Some Intermediaries that maintain nominee accounts with the Funds for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Stein Roe and the Funds' transfer agent share in the expense of these fees, and Stein Roe pays all sales and promotional expenses.

NET ASSET VALUE

         The net asset value of each Fund is determined on days on which the New York Stock Exchange (the "NYSE") is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3 p.m., Central time. Please refer to Your Account--Determining Share Price in the Prospectuses for additional information on how the purchase and redemption price of Fund shares is determined.

GENERAL REDEMPTION POLICIES

         The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

         The Trust reserves the right to suspend or postpone redemptions of shares during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and

Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets not reasonably practicable.

         You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed application before making payment for shares redeemed.

         The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust will delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

         Generally, you may not use any Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase. The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

         Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Funds do not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

         Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss you cause it to sustain (such as loss from an uncollected check or electronic transfer for the purchase of shares, or any liability under the Internal Revenue Code provisions on backup withholding).

         The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. THEREFORE, REGARDLESS OF THE NUMBER OF TELEPHONE EXCHANGE ROUND-TRIPS MADE BY AN INVESTOR, THE TRUST

GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS" IF THE OFFICERS OF THE TRUST DETERMINE THE ORDER NOT TO BE IN THE BEST INTERESTS OF THE TRUST OR ITS SHAREHOLDERS. The Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets other than for investment considerations. Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

         The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. Telephone Redemption by Wire Privilege and Special Electronic Transfer Redemptions may not be used to redeem shares held by a tax-sheltered retirement plan sponsored by Stein Roe.

REDEMPTION PRIVILEGES

         Exchange Privilege. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other no-load Stein Roe Fund offered for sale in your state if your signed, properly completed application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the no-load Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the no-load Stein Roe Fund being purchased.

         Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $100 or more from your account by calling 800-338-2550; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUNDS MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF A FUND INTO ANOTHER NO-LOAD STEIN ROE FUND, AND THEN BACK TO THAT FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange.

         Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another no-load Stein Roe Fund account on a regular basis ($50 minimum; $100,000 maximum).

         Telephone Redemption by Wire Privilege. You may use this Privilege to redeem shares from your account ($1,000 minimum) by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

         Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem shares from your account by calling 800-338-2550. The dollar limit for telephone redemptions is $100,000 in a 30-day period. The proceeds will be sent by check to your registered address.

         Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. You may also request electronic transfers at scheduled intervals ("Automatic Redemptions"). A Special Redemption request received by telephone after 3 p.m., central time, is deemed received on the next business day. You may purchase Fund shares directly from your bank account either at regular intervals ("Regular Investments") or upon your request ("Special Investments"). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. You may also have income dividends and capital gains distributions deposited directly into your bank account ("Automatic Dividend Deposits").

         Systematic Withdrawals. You may have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

         Dividend Purchase Option. You may have distributions from one Fund account automatically invested in another no-load Stein Roe Fund account. Before establishing this option, you should obtain and read the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25.

         Check Writing Privilege. Although Municipal Money Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing Redemption Privilege, the Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the bank for payment of each check. The Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the bank reserve the right to terminate this service. The following fees may be charged by Boston Safe Deposit & Trust Company: $15 for a bounced check, $15 to place a stop payment on a check, and $5 to receive a copy of a paid check.

                                   MANAGEMENT

         The Board of Trustees of the Trust has overall management responsibility for the Trust and the Funds. The following table sets forth certain information with respect to the trustees and officers of the Trust:

                                      POSITION(s) HELD                        PRINCIPAL OCCUPATION(s)
       NAME, AGE; ADDRESS              WITH THE TRUST                         DURING PAST FIVE YEARS
       ------------------             ----------------                        -----------------------
Douglas A. Hacker                  45     Trustee            Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                               UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666(2)(3)                                      President and Chief Financial Officer of UAL, Inc. prior
                                                             thereto.

Janet Langford Kelly               43     Trustee            Executive Vice President-Corporate Development and
One Kellogg Square                                           Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016(3)                                    Company (food manufacturer), since September, 1999;
                                                             Senior Vice President, Secretary and General Counsel,
                                                             Sara Lee Corporation (branded, packaged, consumer-products manufacturer) prior thereto.

Richard W. Lowry                   65     Trustee            Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                       and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963(3)                                      (building products manufacturer)).

Salvatore Macera                   70     Trustee            Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                          President and Director of Itek Corporation (electronics)
New Seabury, MA  02649(2)(3)                                 from 1975 to 1981).

William E. Mayer                   61     Trustee            Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                   capital) since 1998 (formerly Founding Partner,
New York, NY 10022(1)                                        Development Capital LLC from 1996 to 1998; Dean and
                                                             Professor, College of Business and Management, University of
                                                             Maryland from October, 1992 to November, 1996); Director of Lee
                                                             Enterprises (print and on-line media), WR Hambrecht + Co.
                                                             (financial service provider) Systech Retail Systems
                                                             (retail industry technology provider).

Charles R. Nelson                  59     Trustee            Van Voorhis Professor, Department of Economics,
Department of Economics                                      University of Washington; consultant on econometric and
University of Washington                                     statistical matters.
Seattle, WA 98195(2)(3)

John J. Neuhauser                  58     Trustee            Academic Vice President and Dean of Faculties since
84 College Road                                              August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838(3)                              College School of Management from September, 1977 to
                                                             September, 1999); Director, Saucony, Inc. (athletic
                                                             footwear).

                                      POSITION(s) HELD                        PRINCIPAL OCCUPATION(s)
       NAME, AGE; ADDRESS              WITH THE TRUST                         DURING PAST FIVE YEARS
       ------------------             ----------------                        -----------------------
Joseph R. Palombo                  48     Trustee and        Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                      Chairman of the    Financial since August, 2000; Executive Vice President
Boston, MA 02111(1)(3)                    Board              and Director of the Stein Roe since April, 1999;
                                                             Executive Vice President and Chief Administrative
                                                             Officer of Liberty Funds Group ("LFG") since April, 1999;
                                                             Director of Stein Roe since September, 2000; Trustee and
                                                             Chairman of the Board of the Stein Roe Mutual Funds since
                                                             October, 2000; Manager of Stein Roe Floating Rate Limited
                                                             Liability Company since October, 2000 (formerly Vice President of the Liberty Funds from April, 1999 to August, 2000 and
                                                             Chief Operating Officer, Putnam Mutual Funds from 1994 to
                                                             1998).

Thomas E. Stitzel                  65     Trustee            Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                       Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706(3)                                          College of Business, Boise State University); Chartered
                                                             Financial Analyst.

Thomas C. Theobald                 64     Trustee            Managing Director, William Blair Capital Partners
Suite 1300                                                   (private equity investing) since 1994; (formerly Chief
222 West Adams Street                                        Executive Officer and Chairman of the Board of Directors,
Chicago, IL 60606(3)                                         Continental Bank Corporation); Director of Xerox
                                                             Corporation (business products and services), Anixter
                                                             International (network support equipment distributor), Jones
                                                             Lang LaSalle (real estate management services) and MONY Group
                                                             (life insurance).

Anne-Lee Verville                  56     Trustee            Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                       (designer, importer and distributor of giftware and
Hopkinton, NH  03229(3)                                      collectibles); Director, LearnSomething.com, Inc. (online
                                                             educational products and services) since 2000; author and
                                                             speaker on educational systems needs (formerly General
                                                             Manager, Global Education Industry from 1994 to 1997, and
                                                             President, Applications Solutions Division from 1991 to 1994,
                                                             IBM Corporation (global education and global applications).

Keith T. Banks                     45     President          President of the Liberty Funds since November, 2001;
Fleet Asset Management                                       Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                               Fleet Asset Management since 2000 (formerly Managing
Mail Stop NY EH 30636A                                       Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY 10022                                           Management from 1996 to 2000)

                                      POSITION(s) HELD                        PRINCIPAL OCCUPATION(s)
       NAME, AGE; ADDRESS              WITH THE TRUST                         DURING PAST FIVE YEARS
       ------------------             ----------------                        -----------------------
Vicki L. Benjamin                  39     Chief Accounting   Chief Accounting Officer of the Liberty Funds, Stein Roe
One Financial Center                      Officer            Funds and Liberty All-Star Funds since June, 2001; Vice
Boston, MA 02111(3)                                          President of LFG since April, 2001 (formerly Vice
                                                             President, Corporate Audit, State Street Bank and Trust
                                                             Company from May, 1998 to April, 2001; Staff Associate from
                                                             December, 1989 through December, 1991, Audit Senior from
                                                             January, 1992 through June, 1994, Audit Manager from July,
                                                             1994 to June, 1997, Senior Audit Manager from July, 1997 to
                                                             May, 1998, Coopers & Lybrand).

J. Kevin Connaughton               37     Treasurer          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111(3)                                          of the Liberty Funds and of the Liberty All-Star Funds
                                                             from February, 1998 to October, 2000); Treasurer of the Stein
                                                             Roe Funds since February, 2001 (formerly Controller from May,
                                                             2000 to February, 2001); Senior Vice President of LFG since
                                                             January, 2001 (formerly Vice President from April, 2000 to
                                                             January, 2001) (formerly Vice President of the Advisor from
                                                             February, 1998 to October, 2000) (formerly Senior Tax Manager,
                                                             Coopers & Lybrand, LLP from April, 1996 to January, 1998).

                                   32     Controller         Controller of the Liberty Funds and of the Liberty
MICHELLE G. AZRIALY                                          All-Star Funds since May, 2001; Vice President of LFG
One Financial Center                                         since March, 2001 (formerly Assistant Vice President of
Boston, MA 02111(3)                                          Fund Administration from September, 2000 to February,
                                                             2001; Compliance Manager of Fund Administration from
                                                             September, 1999 to August, 2000) (formerly Assistant
                                                             Treasurer, Chase Global Fund Services - Boston from August,
                                                             1996 to September, 1999).

William J. Ballou                  36     Secretary          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                             Secretary from October, 1997 to October, 2000); Secretary
                                                             of the Stein Roe Funds since February, 2001 (formerly
                                                             Assistant Secretary from May, 2000 to February, 2001); Senior
                                                             Vice President of the Advisor since April, 2001 (formerly Vice
                                                             President from October, 1997 to March, 2001) Senior Counsel of the Advisor since April, 2000 (formerly Counsel from October,
                                                             1997 to March, 2000) Assistant Secretary of the Advisor since
                                                             October, 1997; Senior Vice President of LFG since April, 2001
                                                             (formerly Vice President and Counsel from October, 1997 to
                                                             March, 2001); Senior Counsel of LFG since April, 2000, and
                                                             Assistant Secretary since December, 1998 of LFG (formerly
                                                             Associate Counsel, Massachusetts Financial Services Company
                                                             from May, 1995 to September, 1997).

------------------------
(1) Trustee who is an "interested person" of the Trust and of Stein Roe, as defined in the Investment Company Act of 1940. Mr. Mayer is an "interested person" by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an "interested person" as an employee of an affiliate of Stein Roe.

(2) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

(3) This person also holds the corresponding officer or trustee position with SR&F Base Trust.

         The trustees and officers of the Trust and the Portfolio are trustees or officers of other investment companies managed by Stein Roe or its affiliates; and some of the officers are also officers of Liberty Funds Distributor, Inc., the Funds' distributor.

         Officers and trustees affiliated with Stein Roe or its affiliates serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or Stein Roe are paid an annual retainer plus an attendance fee for each meeting of the Board or standing committee thereof attended. The Trust has no retirement or pension plan. For fiscal year ended June 30, 2001 and calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(a):

                                                    Aggregate
                                                   Compensation        Aggregate         Aggregate
                                Aggregate              From          Compensation       Compensation         Total Compensation
                            Compensation From      Intermediate      From Managed      From High Yield    From the Stein Roe Fund
                             Municipal Money      Municipals Fund   Municipals Fund    Municipals Fund      Complex Paid to the
                            Market Fund for the   for the Fiscal     for the Fiscal    for the Fiscal         Trustees for the
                             Fiscal Year Ended      Year Ended        Year Ended          Year Ended        Calendar Year Ended
Trustee                        June 30, 2001       June 30,2001      June 30, 2001      June 30, 2001       December 31, 2000(b)
-------                     -------------------   ---------------   ---------------    ---------------    -----------------------
Lindsay Cook(c)                      $0                   $0                $0                $0                       $ 0
John A. Bacon Jr.(c)                300                  700             1,000               300                    98,100
William W. Boyd(c)                  300                  700             1,000               300                   102,600
Douglas A. Hacker                   649                1,091             1,859               830                    98,100
Janet Langford Kelly                542                  984             1,743               720                    93,600
Richard W. Lowry(d)                 354                  397               873               539                         0
Salvatore Macera(d)                 349                  391               859               530                         0
William E. Mayer(d)                 330                  371               813               501                         0
Charles R. Nelson                   649                1,091             1,859               830                    98,100
John J. Neuhauser(d)                350                  392               860               531                         0
Joseph R. Palombo(e)                N/A                  N/A               N/A               N/A                       N/A
Thomas E. Stitzel(d)                342                  384               843               520                         0
Thomas C. Theobald(c)               654                1,097             1,873               839                    98,100
Ann-Lee Verville(d)                 361(f)               404(f)            888(f)            548(f)                      0

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) At June 30, 2001, the Stein Roe Fund Complex consisted of four series of the Trust, one series of Liberty-Stein Roe Funds Trust, four series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, four series of Liberty-Stein Roe Advisor Trust, five series of SteinRoe Variable Investment Trust, 12 portfolios of SR&F Base Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, and Stein Roe Floating Rate Limited Liability Company.

(c) Resigned as Trustee of the Trust and the Stein Roe Funds Complex on December 27, 2000. Due to early retirement, Messrs. Bacon and Boyd received retirement payments of $95,000 and $50,000, respectively.

(d)  Elected by the shareholders of the Funds on December 27, 2000.

(e) Elected by the Trustees of the Stein Roe Funds Complex on October 17, 2000. Elected by the shareholders of the Funds on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial Management Associates, Inc. (Colonial) (an affiliate of the Advisor).

(f) Total compensation of $361, $404, $888 and $548 for the Municipal Money Fund, Intermediate Municipals Fund, Managed Municipals Fund and High Yield Municipals Fund, respectively, for the fiscal year ended October 31, 2000, will be payable in later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

The following table sets forth the compensation paid to Messrs. Lowry, Macera, Mayer, Neuhauser, Stitzel and Ms. Verville in their capacities as Trustees of the Liberty Funds Complex (g):

                                   Total Compensation from the Liberty
                                   Funds Complex Paid to the Trustees
                                       for the Calendar Year Ended
Trustee                                     December 31, 2000
-------                                     -----------------
Richard W. Lowry                                 $99,000
Salvatore Macera                                  98,000
William E. Mayer                                 100,000
John J. Neuhauser                                101,210
Joseph R. Palombo (h)                              N/A
Thomas E. Stitzel                                 97,000
Anne-Lee Verville                                 94,667(i)

(g) At December 31, 2000, the Liberty Funds Complex consisted of 49 open-end and 9 closed-end management investment portfolios in the Liberty Funds Group-Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Funds Complex).

(h) Elected by the Trustees of the Liberty Funds Complex on August 23, 2000. Elected by the shareholders of the Liberty Funds Complex on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of Colonial.

(i) Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.

As of December 27, 2000, the Liberty Funds Complex and the Stein Roe Funds Complex were combined into one Fund Complex. Effective on December 27, 2000, the Trustees serve as Trustees for all the Funds in the combined Funds Complex.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds)(j):

                                      Total Compensation from
                                  Liberty All-Star Funds for the
                                       Calendar Year Ended
Trustee                                 December 31, 2000(k)
-------                                 --------------------
Richard W. Lowry                              $25,000
William E. Mayer                               25,000
John J. Neuhauser                              25,000
Joseph R. Palombo (l)                           N/A

(j) On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the Fund by Liberty Growth & Income Fund, one of the funds in the Liberty Funds Complex. The acquisition was effected on February 9, 2001.

(k) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(l) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of Colonial. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001


                              FINANCIAL STATEMENTS

         Please refer to the June 30, 2001 Financial Statements (statements of assets and liabilities and schedules of investments as of June 30, 2001 and the statements of operations, changes in net assets, financial highlights and notes thereto) and the report of independent auditors contained in the June 30, 2001 Annual Report of the Funds. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.

                             PRINCIPAL SHAREHOLDERS

      As of September 30, 2001, the Trustees and Officers of the Trust owned as a group less than 1% of the then outstanding shares of each Fund.

         As of September 30, 2001, the only persons known by the Trust to own of record or "beneficially" 5% or more of the Funds' then outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                                                          APPROXIMATE % OF
              NAME AND ADDRESS                            FUND                        Outstanding Shares Held
              ----------------                            ----                        -----------------------
National Financial Service Corp.             Intermediate Municipals Fund            596,456.1250 shares, 5.02%
P.O. BOX 3908
Church Street Station
New York, NY 10008-3908

Charles Schwab & Co., Inc.                   Intermediate Municipals Fund          2,189,202.7290 shares, 18.44%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles Schwab & Co., Inc.                   High Yield Municipals Fund             2,383,281.2340 shares, 12.01%
101 Montgomery Street
San Francisco, CA 94104-4122

Charles Schwab & Co., Inc.                   Managed Municipals Fund                3,204,943.7880 shares, 6.34%
101 Montgomery Street
San Francisco, CA 94104-4122

As of record on September 30, 2001, there were the following record holders of the Funds:


                                                           RECORD
       FUND                                                HOLDERS
       ----                                                -------
       Municipal Money Fund                                 1,578
       Intermediate Municipals Fund                         1,453
       Managed Municipals Fund                              5,821
       High-Yield Municipals Fund                           3,517

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Stein Roe & Farnham Incorporated serves as investment adviser to Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Portfolio, and Municipal Money Portfolio. Stein Roe also provides administrative services to each Fund and Portfolio. Stein Roe is a wholly owned subsidiary of Liberty Fund Services Inc. ("LFSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of Liberty Corporate Holdings, Inc., which is a wholly owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

         The directors of Stein Roe are C. Allen Merritt, Jr., J. Andrew Hilbert, Stephen E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. The positions held by Messrs. Gibson and Palombo are listed above. The business address of Messrs. Merritt and Hilbert is Federal Reserve Plaza, Boston, MA 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111.

         Stein Roe Counselor(SM) is a professional investment advisory service offered by Stein Roe to Fund shareholders. Stein Roe Counselor(SM) is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, Stein Roe's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor(SM) are free to self direct their investments while considering Stein Roe's recommendations. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, Stein Roe provides shareholders participating in these programs with dedicated representatives. Other distinctive services include specially designed account statements with portfolio performance and transaction data, asset allocation planning tools, newsletters, customized website content, and regular investment, economic and market updates. A $50,000 minimum investment is required to participate in the program.

         In return for its services, Stein Roe is entitled to receive a monthly administrative fee from each Fund and a monthly management fee from Intermediate Municipals Fund, Managed Municipals Fund, and each Portfolio. The table below shows the annual rates of such fees as a percentage of average net assets, gross fees paid for the three most recent fiscal years, and any expense reimbursements by Stein Roe (dollars in thousands):

                                                                                YEAR         YEAR         YEAR
                                                   CURRENT RATES (AS % OF       ENDED        ENDED        ENDED
       FUND/PORTFOLIO                TYPE            AVERAGE NET ASSETS)       6/30/01      6/30/00      6/30/99
       --------------                ----          ----------------------      -------      -------      -------
Municipal Money Market Fund   Management fee     N/A                                --           --           --
                              ----------------------------------------------------------------------------------
                              Administrative fee .250% up to $500 million,
                                                 .200% next $500 million,
                                                 .150% thereafter                 $286         $289         $301
----------------------------------------------------------------------------------------------------------------
Municipal Money Market        Reimbursement      Expenses exceeding .70%           131          111          108
    Portfolio
----------------------------------------------------------------------------------------------------------------
Intermediate Municipals Fund  Management fee     .250%                             320          316          339
                              ----------------------------------------------------------------------------------
                              Management fee     .450% up to $100 million,
                                                 .425% next $100 million,
                                                 .400% thereafter                  643          644          850
                              ----------------------------------------------------------------------------------
                              Administrative fee .150% up to $100 million,
                                                 .125% next $100 million,
                                                 .100% thereafter                  207          208          267
----------------------------------------------------------------------------------------------------------------
Managed Municipals Fund       Reimbursement      Expenses exceeding .70%           250          168          179
----------------------------------------------------------------------------------------------------------------
                              Management fee     .450% up to $100 million,
                                                 .425% next $100 million,
                                                 .400% next $800 million,
                                                 .375% thereafter                1,930        1,923        2,372
----------------------------------------------------------------------------------------------------------------
High-Yield Municipals         Administrative fee .150% up to $100 million,
    Fund                                         .125% next $100 million,
                                                 .100% next $800 million,
                                                 .075% thereafter                  539          563          649
                              ----------------------------------------------------------------------------------
                              Management fee     --                                 --           --           --
----------------------------------------------------------------------------------------------------------------
High-Yield Municipals         Administrative fee .150% up to $100 million,
    Portfolio                                    .125% next $100 million,
                                                 .100% thereafter                  315          317          424
----------------------------------------------------------------------------------------------------------------
                              Management fee     .450% up to $100 million,
                                                 .425% next $100 million,
                                                 .400% thereafter                1,040        1,163        1,399
----------------------------------------------------------------------------------------------------------------

         Stein Roe provides office space and executive and other personnel to the Funds and bears any sales or promotional expenses. Each Fund pays all expenses other than those paid by Stein Roe, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

         The administrative agreement provides that Stein Roe shall reimburse each Fund to the extent that total annual expenses of the Fund (including fees paid to Stein Roe, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which the shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses, from time to time, Stein Roe may waive its fees and/or absorb certain expenses for a Fund. Any such reimbursements will enhance the yield of such Fund.

         Each management agreement provides that neither Stein Roe nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund (or Portfolio) for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by Stein Roe of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on Stein Roe's part in the performance of its duties or from reckless disregard by Stein Roe of its obligations and duties under that agreement.

         Any expenses that are attributable solely to the organization, operation, or business of a series of the Trust are paid solely out of the assets of that series. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such a manner as Stein Roe determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Stein Roe is responsible for providing accounting and bookkeeping services to the Funds and Portfolios pursuant to an accounting and bookkeeping agreements. Under a separate agreement (Outsourcing Agreement), Stein Roe has delegated those functions to State Street Bank and Trust Company (State Street). Stein Roe pays fees to State Street under the Outsourcing Agreement.

     Under its accounting and bookkeeping agreements with the Funds and Portfolios, Stein Roe receives from each Fund and Portfolio a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

     o From each Fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;

     o From each Fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and

     o In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

       Each Fund reimburses Stein Roe for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


                                   DISTRIBUTOR

         Shares of the Funds are distributed by Liberty Funds Distributor, Inc. ("Distributor"), One Financial Center, Boston, MA 02111, under a Distribution Agreement. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

         As agent, the Distributor offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. The Distributor offers the Funds' shares only on a best-efforts basis.

                                 TRANSFER AGENT

         Liberty Funds Services Inc. ("LFSI"), One Financial Center, Boston, MA 02111, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing these services, LFS receives a fee based on the following:

o An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

o An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

o A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus o A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of each Fund for such month; plus

o Each Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. ("DST") under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

Under a separate agreement, LFSI also provides certain investor accounting services to each Portfolio.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the custodian for the Trust and SR&F Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Trusts have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                              INDEPENDENT AUDITORS

         The independent auditors for the Trust and each Portfolio are Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trusts.

                             PORTFOLIO TRANSACTIONS

         For the purposes of discussion under Portfolio Transactions, the term "Fund" refers to Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, and High-Yield Municipals Portfolio.

         Stein Roe places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients ("Clients"). Portfolio securities are purchased both in underwritings and in the over-the-counter market. The Funds paid no commissions on futures transactions or any other transactions during the past three fiscal years. Included in the price paid to an underwriter of a portfolio security is the spread between the price paid by the underwriter to the issuer and the price paid by the purchaser. Purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker or dealer on a net basis, without any brokerage commission being paid by a Fund, but do reflect the spread between the bid and asked prices. Stein Roe may also transact purchases of portfolio securities directly with the issuers.

         Stein Roe's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include Stein Roe's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; Stein Roe's knowledge of the financial condition of the broker or dealer selected and such other brokers and dealers; and Stein Roe's knowledge of actual or apparent operation problems of any broker or dealer.

         Recognizing the value of these factors, Stein Roe may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. Stein Roe has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where Stein Roe has discretion to select the broker or dealer by which the transaction is to be executed. Stein Roe has discretion for all trades of the Funds. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by Stein Roe. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by Stein Roe's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Stein Roe, and reports are made annually to the Board of Trustees.

         Stein Roe maintains and periodically updates a list of approved brokers and dealers which, in Stein Roe's judgment, are generally capable of providing best price and execution and are financially stable. Stein Roe's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. Stein Roe generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

         It is Stein Roe's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

         Stein Roe sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. Stein Roe sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, Stein Roe must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the case of transactions effected through W&D Securities, brokerage firms which provide Stein Roe investment research or related services.

         Stein Roe places certain trades for the Funds through its affiliate AlphaTrade, Inc. ("ATI"). ATI is a wholly owned subsidiary of Colonial Management Associates, Inc. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Funds pay ATI a commission for these transactions. The Funds have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of Stein Roe's officers also serve as officers, directors and/or employees of ATI.

         CONSISTENT WITH THE CONTRACT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTING AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUNDS MAY DETERMINE, STEIN ROE MAY CONSIDER SALES OF SHARES OF EACH OF THE FUNDS AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

         Stein Roe engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services ("research products") from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, Stein Roe is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. Stein Roe may engage in soft dollar transactions on trades for those Client accounts for which Stein Roe has the discretion to select the brokers-dealer.

         The ability to direct brokerage for a Client account belongs to the Client and not to Stein Roe. When a Client grants Stein Roe the discretion to select broker-dealers for Client trades, Stein Roe has a duty to seek the best combination of net price and execution. Stein Roe faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because Stein Roe is able to use the soft dollar products in managing its Client accounts without paying cash ("hard dollars") for the product. This reduces Stein Roe's expenses.

         Moreover, under a provision of the federal securities laws applicable to soft dollars, Stein Roe is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing Stein Roe's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, Stein Roe believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

         Stein Roe attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if Stein Roe concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors Stein Roe considers in determining whether a particular broker is capable of providing the best net price and execution. Stein Roe may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

         Stein Roe acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and
(ii) other products created by third parties that are supplied to Stein Roe through the broker-dealer firm executing the trade.

         Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Stein Roe's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, Stein Roe develops target levels of commission dollars on a firm-by-firm basis. Stein Roe attempts to direct trades to each firm to meet these targets.

         Stein Roe also uses soft dollars to acquire products created by third parties that are supplied to Stein Roe through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

o Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

o Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

o Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.

o Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.

o Fundamental Industry Analysis--industry-specific fundamental investment research.

o Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.

o Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

         Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

         Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. Stein Roe evaluates each product to determine a cash ("hard dollars") value of the product to Stein Roe. Stein Roe then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to Stein Roe. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. Stein Roe attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, Stein Roe will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

         The targets that Stein Roe establishes for both proprietary and for third party research products typically will reflect discussions that Stein Roe has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and Stein Roe does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, Stein Roe makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. Stein Roe will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. Stein Roe generally will carry over target shortages and excesses to the next year's target. Stein Roe believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since Stein Roe can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by Stein Roe. Stein Roe may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, Stein Roe will enter into a license to use the software from the vendor.)

         In certain cases, Stein Roe uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, Stein Roe acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, Stein Roe makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. Stein Roe pays the provider in cash ("hard dollars") for the non-research portion of its use of these products.

         Stein Roe may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, Stein Roe does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.

         In certain cases, Stein Roe will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides Stein Roe with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. Stein Roe may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollars basis. Stein Roe has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by Stein Roe.

         The Board of Trustees of each Trust has reviewed the legal aspects and the practicability of attempting to recapture underwriting discounts or selling concessions included in prices paid by the Funds for purchases of Municipal Securities in underwritten offerings. Each Fund attempts to recapture selling concessions on purchases during underwritten offerings; however, the Adviser will not be able to negotiate discounts from the fixed offering price for those issues for which there is a strong demand, and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue. Each Board periodically reviews efforts to recapture concessions and whether it is in the best interests of the Funds to continue to attempt to recapture underwriting discounts or selling concessions.

For the fiscal year ending June 30, 2001, the High Yield Municipals Portfolio paid $ in commissions on futures transactions.


                      ADDITIONAL INCOME TAX CONSIDERATIONS

         Each Fund intends to qualify under Subchapter M of the Internal Revenue Code and to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders. Throughout this section, the term "Fund" also refers to a Portfolio.

         Each Fund intends to distribute substantially all of its income, tax-exempt and taxable, including any net realized capital gains, and thereby be relieved of any federal income tax liability to the extent of such distributions. Each Fund intends to retain for its shareholders the tax-exempt status with respect to tax-exempt income received by the Fund. The distributions will be designated as "exempt-interest dividends," taxable ordinary income, and capital gains. The Funds may also invest in Municipal Securities the interest on which is subject to the federal alternative minimum tax. The source of exempt-interest dividends on a state-by-state basis and the federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt, taxable income, and alternative minimum taxable income in approximately the same proportions as that Fund's total income during the year. Accordingly, income derived from each of these sources by a Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually. The proportion of such dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held. Each Fund may, under certain circumstances, temporarily invest its assets so that less than 80% of gross income during such temporary period will be exempt from federal income taxes. (See Investment Policies.)

         Because capital gains distributions reduce net asset value, if a shareholder purchases shares shortly before a record date he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

         Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as "exempt-interest dividends," will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you redeem at a loss shares of a Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any long-term capital gain distribution with respect to those shares.

         Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisors before purchasing shares. Such persons may find investment in the Funds unsuitable for tax reasons. Corporate investors may also wish to consult their own tax advisors before purchasing shares. In addition, certain property and casualty insurance companies, financial institutions, and United States branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Securities.

                             INVESTMENT PERFORMANCE

MUNICIPAL MONEY FUND

                  Municipal Money Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00. A "Tax-Equivalent Yield" is computed by dividing the portion of the "Yield" that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Performance results reflect any waiver or reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See Prospectus for details.

         The Yields are then computed as follows:

                                     Net Change in Account Value                  365
                     =    -------------------------------------------------- x   -----
Current Yield                          Beginning Account Value                     7

                          [1 + Net Change in Account Value](365/7)
                     =    ---------------------------------------------------
Effective Yield                         Beginning Account Value               -    1

         The Yields of Municipal Money Fund* for the seven-day period ended June 30, 2001, were:

                 Current Yield = 2.69% Effective Yield = 2.73%
               Tax-Equivalent Yield = % (assuming 38.6% tax rate)

         The dollar-weighted average portfolio maturity for the seven days ended June 30, 2001, was 47 days.

         In addition to fluctuations reflecting changes in net income of the Fund, resulting from changes in its proportionate share of Municipal Money Portfolio's investment income and expenses, the Fund's yield also would be affected if the Fund or Municipal Money Portfolio were to restrict or supplement their respective dividends in order to maintain a net asset value at $1.00 per share. Asset changes resulting from net purchases or net redemptions may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not assured and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

         Comparison of the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between the Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.

INTERMEDIATE MUNICIPALS FUND, MANAGED MUNICIPALS FUND, AND HIGH-YIELD MUNICIPALS FUND

         Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund may quote yield figures from time to time. The "Yield" of a Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "Tax-Equivalent Yield" is computed by dividing the portion of the Yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Yield that is not tax-exempt.

         The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)(6) - 1].

Where:      a   =    Dividends and interest earned during the period. (For this purpose, the Fund will recalculate the yield to maturity
                     based on market value of each portfolio security on each
                     business day on which net asset value is calculated.)
            b   =    Expenses accrued for the period (net of reimbursements).
            c   =    The average daily number of shares outstanding during the
                     period that were entitled to receive dividends.
            d   =    The ending net asset value of the Fund for the period.

         The Yields of the Funds for the 30-day period ended June 30, 2001, were:

Intermediate Municipals Fund                      Managed Municipals Fund
----------------------------                 -----------------------------------
Yield = 3.98%                                Yield = 4.61%
Tax-Equivalent Yield = 6.48%                 Tax-Equivalent Yield = 7.51%
(assuming 38.6% tax rate)                    (assuming 38.6% tax rate)

                           High-Yield Municipals Fund
                           --------------------------
                           Yield = 5.47%
                           Tax-Equivalent Yield = 8.91%
                           (assuming 38.6% tax rate)

ALL FUNDS

         Each Fund may quote total return figures from time to time. A "Total Return" is your return on an investment which takes into account the change in value of your investment with distributions reinvested. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value. A Fund may also quote tax-equivalent total return figures or other tax-equivalent measures of performance.

         Average Annual Total Return is computed as follows: ERV = P(1+T)(n)

Where:      P        =   a hypothetical initial payment of $1,000.
            T        =   average annual total return.
            N        =   number of years.
            ERV      =   ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the period at the end of the period (or fractional portion).

         For example, for a $1,000 investment in a Fund, the "Average Annual Total Return" at June 30, 2001, were:

                                                                                AVERAGE ANNUAL
                                                                               TOTAL RETURN (%)
                                                                               ----------------
Municipal Money Fund*
     1 year                                                                           3.39%
     5 years                                                                          3.09%
     10 years                                                                         2.88%

Intermediate Municipals Fund*
     1 year                                                                           8.74%
     5 years                                                                          5.53%
     10 years                                                                         6.18%

Managed Municipals Fund
     1 year                                                                          10.13%
     5 years                                                                          6.05%
     10 years                                                                         6.56%

High-Yield Municipals Fund
     1 year                                                                           6.78%
     5 years                                                                          5.34%
     10 years                                                                         5.97%

         *Performance results reflect any waiver or reimbursement by the Advisor of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See Prospectus for details.

         Investment performance figures assume reinvestment of all dividends and distributions, and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         A Fund may note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Architectural Digest        Bloomberg               Cleveland Plain Dealer
Arizona Republic            Boston Globe            CNBC
Atlanta Constitution        Boston Herald           CNN
Atlantic Monthly            Business Week           Crain's Chicago
Associated Press            Chicago Tribune            Business
Barron's                    Chicago Sun-Times       Consumer Reports

Consumer Digest               Strategic Insight
Dow Jones Investment          Street.com
   Advisor                    Time
Dow Jones Newswire            Travel & Leisure
Fee Advisor                   USA Today
Financial Planning            U.S. News & World
Financial World                  Report
Forbes                        Value Line
Fortune                       The Wall Street Journal
Fund Action                   The Washington Post
Fund Marketing Alert          Working Women
Gourmet                       Worth
Individual Investor           Your Money
Investment Dealers'
   Digest
Investment News
Investor's Business
   Daily
Kiplinger's Personal
   Finance Magazine
Knight-Ridder
Lipper Analytical
   Services
Los Angeles Times
Louis Rukeyser's Wall
   Street
Money
Money on Line
Morningstar
Mutual Fund Market
   News
Mutual Fund News
   Service
Mutual Funds Magazine
Newsday
Newsweek
New York Daily News
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial
   News
Jane Bryant Quinn
   (syndicated column)
Reuters
The San Francisco
   Chronicle
Securities Industry
   Daily
Smart Money
Smithsonian

         In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate.

         All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

MUNICIPAL MONEY FUND

         Municipal Money Fund may compare its yield to the average yield of the following: Donoghue's Money Fund Averages(TM)--Stockbroker and General Purpose categories; and the Lipper All Short-Term Tax-Free Categories(TM).

         Municipal Money Fund may also compare its tax-equivalent yield to the average rate for the taxable fund category for the aforementioned services. Should these services reclassify the Fund into a different category or develop (and place the Fund into) a new category, the Fund may compare its performance, rank, or yield with those of other funds in the newly-assigned category as published by the service.

         Investors may desire to compare Municipal Money Fund's performance and features to that of various bank products. The Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR(C), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(C) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

INTERMEDIATE MUNICIPALS FUND, MANAGED MUNICIPALS FUND, AND HIGH-YIELD MUNICIPALS FUND

         Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund may compare performance to the benchmarks indicated below:

                                 BENCHMARK                                                  FUND(s)
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                         High-Yield Municipals Fund, Managed
                                                                             Municipals Fund

Lehman Brothers 10-Year Municipal Bond Index                                 Intermediate Municipals Fund

Lehman Brothers 7-Year Municipal Bond Index                                  Intermediate Municipals Fund

Lipper Intermediate (5-10 year) Municipal Bond Funds Average                 Intermediate Municipals Fund

Lipper General Municipal Bond Funds Average                                  Managed Municipals Fund

Lipper High-Yield Municipal Bond Funds Average                               High-Yield Municipals Fund

Lipper Municipal Bond Fund Average                                           Intermediate Municipals Fund,
                                                                             Managed Municipals Fund, High-Yield
                                                                             Municipals Fund

Morningstar Municipal Bond (General) Funds Average                           Managed Municipals Fund,
                                                                             Intermediate Municipals Fund

Morningstar Municipal Bond (High-Yield) Funds Average                        High-Yield Municipals Fund

Morningstar Long-Term Tax-Exempt Fund Average                                High-Yield Municipals Fund,
                                                                             Intermediate Municipals Fund,
                                                                             Managed Municipals Fund

         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by those services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank with those of other funds in the newly-assigned category (or the average of such category) as published by the service.

         In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of its monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

         Investors may desire to compare a Fund's performance to that of various bank products. A Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution certificates of deposit. The rates published weekly by the BANK RATE MONITOR(C), a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR(C) National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Bank account minimums range upward from $2,500 in each institution and compounding methods vary. Rates are subject to change at any time specified by the institution. A

Fund's net asset value and investment return will vary. Bank account deposits may be insured; Fund accounts are not insured. Bank certificates of deposit may offer fixed or variable rates for a set term. Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value after a request is received, without charge.

         Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund may also compare their respective tax-equivalent yields to the average rate for the taxable fund category of the aforementioned services.

         Of course, past performance is not indicative of future results.

                                ----------------

         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

                  Common stocks
                  Small company stock
                  Long-term corporate bonds
                  Long-term government bonds
                  Intermediate-term government bonds
                  U.S. Treasury bills
                  Consumer Price Index

         A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax-exempt investing on a hypothetical investment. Tax-exempt income, however, may be subject to state and local taxes and the federal alternative minimum tax. Marginal tax brackets are based on 1993 federal tax rates and are subject to change. "Joint Return" is based on two exemptions and "Single return" is based on one exemption. The results would differ for different numbers of exemptions.

                              TAX-EQUIVALENT YIELDS

                                                                         A taxable investment must yield
                                                         Marginal         the following to equal a tax-
              Taxable Income (thousands)                   Tax                   exempt yield of:
        Joint Return               Single Return          Bracket      4%      5%     6%      7%       8%
---------------------------------------------------    ------------   -------------------------------------
    $0.0       -     36.9         $0.0   -     22.1        15%         4.71    5.88   7.06     8.24    9.41
   $36.9       -     89.2        $22.1   -     53.5        28%         5.56    6.94   8.33     9.72   11.11
   $89.2       -    140.0        $53.5   -    115.0        31%         5.80    7.25   8.70    10.14   11.59
  $140.0       -    250.0       $115.0   -    250.0        36%         6.25    7.81   9.38    10.94   12.50
  $250.0+                       $250.0+                    39.6%       6.62    8.28   9.93    11.59   13.25

         Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

         From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor(SM) and asset allocation and other investment strategies.

              ADDITIONAL INFORMATION ON NET ASSET VALUE--MUNICIPAL
                                   MONEY FUND

         For purposes of discussion in this section, the term "Fund" refers to Municipal Money Fund and to Municipal Money Portfolio.

         Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. The Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

         In connection with the Fund's use of amortized cost and the maintenance of per share net asset value of $1.00, the Trust has agreed, with respect to the
Fund: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months (for this purpose the Fund considers that an instrument has a maturity of thirteen months or less if it is a "short-term" obligation as defined in the Glossary); and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

         The Fund has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from Stein Roe's matrix, or values obtained from an independent pricing service. Any such service might value the Fund's investments based on methods which include consideration of: yields or prices of Municipal Securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system, or both to determine valuations.

         In connection with the use of the amortized cost method of portfolio valuation to maintain net asset value at $1.00 per share, the Fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

         Each of Municipal Money Fund and High-Yield Municipals Fund (which are series of the Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Investment Advisory and Other Services. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

         Stein Roe has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

         Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

         The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of the Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

         The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

         The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

         In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of the Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

         Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

         Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

         Information regarding other investors in a Portfolio may be obtained by writing to SR&F Base Trust at Suite 3200, One South Wacker Drive, Chicago, IL 60606, or by
calling 800-338-2550. Stein Roe may provide administrative or other services to one or more of such investors.

                                    GLOSSARY

IN-THE-MONEY. A call option on a futures contract is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option on a futures contract is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

ISSUER. For purposes of diversification under the Investment Company Act of 1940, identification of the issuer (or issuers) of a Municipal Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, if the obligation is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. In addition, if the bond is backed by the full faith and credit of the U.S. Government, agencies or instrumentalities of the U.S. Government or U.S. Government Securities, the U.S. Government or the appropriate agency or instrumentality would be deemed to be the sole issuer, and would not be subject to the 5% limitation applicable to investments in a single issuer as described in restriction number (i) under Investment Restrictions in this SAI. If, in any case, the creating municipal government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee (or letter of credit) would be considered a separate security issued by such government or entity and would be separately valued and included in the issuer limitation. In the case of Municipal Money Fund, Municipal Money Portfolio and Intermediate Municipals Fund, guarantees and letters of credit described in this paragraph from banks whose credit is acceptable to these Funds are not restricted in amount by the restriction against investing more than 25% of their total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

MAJORITY OF THE OUTSTANDING VOTING SECURITIES. As used in this SAI, this term means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

MUNICIPAL SECURITIES. Municipal Securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular federal income tax.

         The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Municipal Securities may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments.

         Within the principal classifications of Municipal Securities, there are various types of instruments, including municipal bonds, municipal notes, municipal leases, custodial receipts, and participation certificates. Municipal notes include tax, revenue, and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal lease securities, and participation certificates therein, evidence certain types of interests in lease or installment purchases contract obligations of a municipal authority or other entity. Custodial receipts represent ownership in future interest or principal payments (or both) on certain Municipal Securities and are underwritten by securities dealers or banks. Some Municipal Securities may not be backed by the faith, credit, and taxing power of the issuer and may involve "non-appropriation" clauses which provide that the municipal authority is not obligated to make lease or other contractual payments, unless specific annual appropriations are made by the municipality. Each Fund may invest more than 5% of its net assets in municipal bonds and notes, but does not expect to invest more than 5% of its net assets in the Municipal Securities described in this paragraph.

         Some Municipal Securities are backed by (i) the full faith and credit of the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) U.S. Government Securities.

REPURCHASE AGREEMENT. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.

SHORT-TERM. This term, as used with respect to Municipal Money Fund and Municipal Money Portfolio, refers to an obligation of one of the following types, measured from the date of an investment by the Fund in the obligation (regardless of the duration of the obligation from the date of original issuance):

1. An obligation of the issuer to pay the entire principal and accrued interest in no more than thirteen months;

2. An obligation (regardless of the duration before its maturity) issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, bearing a variable rate of interest providing for automatic establishment, no less frequently than annually, of a new rate or successive new rates of interest by a formula, that can reasonably be expected to have a market value approximating its principal amount (a) whenever a new interest rate is established, in the case of an obligation having a variable rate of interest, or (b) at any time, in the case of an obligation having a "floating rate of interest" that changes concurrently with any change in an identified market interest rate to which it is pegged;

3. Any other obligation (regardless of the duration before its maturity) that: (a) has a demand feature entitling the holder to receive from an issuer the entire principal [or, under the circumstances described under Investment Policies--Municipal Money Fund above, the issuer of a guarantee or a letter of credit with respect to a participation interest in the obligation (acquired from such issuer)], (i) at any time upon no more than thirty days' notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice; (b)(i) has a variable rate of interest that changes on set dates or (ii) has a floating rate of interest (as defined in 2 above); and (c) can reasonably be expected to have a market value approximating its principal amount (i) whenever a new rate of interest is established, in the case of an obligation having a variable rate of interest, or (ii) at any time, in the case of an obligation having a floating rate of interest; provided that, with respect to each such obligation that is not rated eligible quality by Moody's or S&P, the Board of Trustees has determined that the obligation is of eligible quality; or

4. A repurchase agreement that is to be fully performed (or that the Fund may require be performed) in not more than thirteen months (regardless of the maturity of the obligation to which the repurchase agreement relates).

VARIABLE RATE DEMAND SECURITY. This type of security is a Variable Rate Security (as defined in the Prospectus under Municipal Securities) which has a demand feature entitling the purchaser to resell the security to the issuer of the demand feature at an amount approximately equal to amortized cost or the principal amount thereof, which may be more or less than the price the Fund paid for it. The interest rate on a Variable Rate Demand Security also varies either according to some objective standard, such as an index of short-term tax-exempt rates, or according to rates set by or on behalf of the issuer.

                                APPENDIX--RATINGS

RATINGS IN GENERAL. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Stein Roe believes that the quality of Municipal Securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. Stein Roe, through independent analysis, attempts to discern variations in credit ratings of the published services, and to anticipate changes in credit ratings. The following is a description of the characteristics of certain ratings used by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch IBCA.

RATINGS BY MOODY'S

Municipal Bonds: Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa through B classifications of its municipal bond rating system and in the Aa through Caa classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes: MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities: Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper: Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                             Prime-1         Highest Quality
                             Prime-2         Higher Quality
                             Prime-3         High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds: The description of the applicable rating symbols and their meanings is identical to that of its Municipal Bond ratings as set forth above.

RATINGS BY S&P:

Municipal Bonds: AAA. Bonds rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. The rating C1 is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating also is issued upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTE: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes: SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

o Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities: S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper: A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds: The description of the applicable rating symbols and their meanings is substantially the same as its Municipal Bond ratings set forth above.

RATINGS BY FITCH IBCA

Investment Grade Bond Ratings

Fitch IBCA investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch IBCA's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch IBCA ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch IBCA ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security. Fitch IBCA ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch IBCA believes to be reliable. Fitch IBCA does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA. Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bond and preferred rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A. Bonds and preferred stock considered to be investment grade and of high quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB. Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C. Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D. Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-). Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR. Indicates that Fitch IBCA does not rate the specific issue.

Conditional. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended. A rating is suspended when Fitch IBCA deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn. A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch IBCA's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

Ratings Outlook. An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Short-Term Ratings

F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.

                              --------------------

LIBERTY-STEIN ROE FUNDS INCOME TRUST
Stein Roe Cash Reserves Fund
Stein Roe Income Fund, Class S
Stein Roe High Yield Fund, Class S
Stein Roe Intermediate Bond Fund, Class S

LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
Stein Roe Municipal Money Market Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund, Class S
Stein Roe Intermediate Municipals Fund

LIBERTY-STEIN ROE FUNDS TRUST
Stein Roe Institutional Client High Yield Fund

LIBERTY FUNDS TRUST III
Liberty Select Value Fund, Class S

LIBERTY FUNDS TRUST VI
Liberty Newport Asia Pacific Fund, Class S
Liberty Growth & Income Fund, Class S

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
Stein Roe Asia Pacific Fund
Stein Roe Balanced Fund
Stein Roe Growth Stock Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Midcap Growth Fund, Class S
Stein Roe Focus Fund, Class S
Stein Roe Small Company Growth Fund, Class S
Stein Roe Capital Opportunities Fund, Class S
Stein Roe Global Thematic Equity Fund
Stein Roe European Thematic Equity Fund
Stein Roe Growth Investor Fund, Class S

LIBERTY-STEIN ROE INSTITUTIONAL FLOATING RATE INCOME FUND

               Supplement to Statements of Additional Information

On November 1, 2001, Fleet National Bank completed its acquisition of the asset management business of Liberty Financial Companies, Inc., including each investment advisor and affiliated sub-advisor of the Funds. Fleet National Bank is a direct, wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the rules for mutual funds, the transaction resulted in a change of control of the Funds' investment advisors and affiliated sub-advisor and, therefore, an assignment of their investment advisory and, if applicable, sub-advisory and portfolio management contracts with the Funds. At meetings of shareholders held on September 26 or October 15, 2001, as applicable, shareholders of the Funds approved new investment advisory, sub-advisory and portfolio management contracts. The new contracts are substantially identical in all respects to the contracts in effect prior to November 1, 2001 except for their effective and termination dates and other non-material changes.

The investment advisor for each Fund, except as listed in the following paragraph, is a wholly owned subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of

FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

The investment advisor for the Stein Roe International Fund is a majority-owned subsidiary of Newport Pacific Management, Inc., which in turn is a wholly owned subsidiary of Liberty Newport Holdings, Limited, which in turn is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Newport Pacific Management, Inc. is located at 580 California Street, San Francisco, CA 94104.

The investment sub-advisor for the Stein Roe Asia Pacific Fund is a wholly owned subsidiary of Liberty Newport Holdings, Limited, which is in turn a wholly owned subsidiary of Fleet/Liberty Holdings, Inc. Liberty Newport Holdings, Limited, is located at 580 California Street, San Francisco, CA 94104.

As of November 1, 2001, Keith T. Banks, 45, whose business address is c/o Fleet Asset Management, 590 Madison Avenue, 36th Floor, Mail Stop NY EH 30636A, New York, NY 10022, replaces Stephen E. Gibson as President of each of the above referenced Trusts. In addition to his position as President of the Trusts, Mr. Banks is and has been Chief Investment Officer and Chief Executive Officer of Fleet Asset Management since 2000 and was formerly Managing Director and Head of U.S. Equity for J.P. Morgan Investment Management from 1996 to 2000.

As of November 1, 2001, Kevin M. Carome is no longer Executive Vice President of the Trusts.

                                                     November 2, 2001

LIBERTY-STEIN ROE FUNDS INCOME                          LIBERTY-STEIN ROE FUNDS INVESTMENT
  TRUST                                                   TRUST
Stein Roe Cash Reserves Fund                            Stein Roe Balanced Fund
Stein Roe Income Fund, Class S                          Stein Roe Growth Stock Fund
Stein Roe High Yield Fund, Class S                      Stein Roe International Fund
Stein Roe Intermediate Bond Fund, Class S               Stein Roe Young Investor Fund
                                                        Stein Roe Midcap Growth Fund, Class S
LIBERTY-STEIN ROE FUNDS MUNICIPAL                       Stein Roe Focus Fund, Class S
  TRUST                                                 Stein Roe Small Company Growth Fund, Class S
Stein Roe Municipal Money Market Fund                   Stein Roe Capital Opportunities Fund, Class S
Stein Roe Managed Municipals Fund                       Stein Roe Global Thematic Equity Fund
Stein Roe High-Yield Municipals Fund, Class S           Stein Roe European Thematic Equity Fund
Stein Roe Intermediate Municipals Fund                  Stein Roe Growth Investor Fund, Class S

LIBERTY-STEIN ROE FUNDS TRUST                           LIBERTY FUNDS TRUST VI
Stein Roe Institutional Client High Yield Fund          Liberty Newport Asia Pacific Fund, Class S
                                                        Liberty Growth & Income Fund, Class S
LIBERTY FUNDS TRUST III
Liberty Select Value Fund, Class S                      LIBERTY-STEIN ROE INSTITUTIONAL
                                                          FLOATING RATE INCOME FUND

       SUPPLEMENT TO PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

The Funds' transfer agent, Liberty Funds Services, Inc., has a new mailing address. All correspondence in connection with purchases, sales and exchanges of the Funds' shares should be addressed to LIBERTY FUNDS SERVICES, INC., P.O. BOX 8081, BOSTON, MA 02266-8081. The former address, P.O. Box 8900, Boston, MA 02105, will no longer be used.

DIR-36/512J-0402                                                 April 22, 2002

                                                                      APPENDIX B

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                       Number of
                                                                                       Portfolios
                                                                                        in Fund
                              Position   Year First                                     Complex
                                with     Elected or                                     Overseen          Other
       Name, Address          Liberty    Appointed        Principal Occupation(s)         By          Directorships
          and Age              Funds     to Office        During Past Five Years        Trustee           Held
       -------------          --------   ----------       -----------------------      ----------     -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker              Trustee      2000      President of UAL Loyalty            103             None
(Age 46)                                              Services and Executive Vice
P.O. Box 66100                                        President of United Airlines
Chicago, IL 60666                                     (airline) since September,
                                                      2001 (formerly Executive
                                                      Vice President from July,
                                                      1999 to September, 2001);
                                                      Chief Financial Officer of
                                                      United Airlines since
                                                      July, 1999; Senior Vice
                                                      President and Chief
                                                      Financial Officer of UAL,
                                                      Inc. prior thereto.

Janet Langford Kelly (Age      Trustee      1996      Executive Vice                      103             None
44)                                                   President-Corporate
One Kellogg Square                                    Development and
Battle Creek, MI 49016                                Administration, General
                                                      Counsel and Secretary,
                                                      Kellogg Company (food
                                                      manufacturer), since
                                                      September, 1999; Senior
                                                      Vice President, Secretary
                                                      and General Counsel, Sara
                                                      Lee Corporation (branded,
                                                      packaged,
                                                      consumer-products
                                                      manufacturer) prior
                                                      thereto.

Richard W. Lowry               Trustee      2000      Private Investor since August,      105             None
(Age 65)                                              1987 (formerly Chairman and
10701 Charleston Drive                                Chief Executive Officer, U.S.
Vero Beach, FL 32963                                  Plywood Corporation (building
                                                      products manufacturer)).

Salvatore Macera               Trustee      2000      Private Investor since 1981         103             None
(Age 70)                                              (formerly Executive Vice
26 Little Neck Lane                                   President and Director of Itek
New Seabury, MA  02649                                Corporation (electronics) from
                                                      1975 to 1981).

                                                                                       Number of
                                                                                       Portfolios
                                                                                        in Fund
                              Position   Year First                                     Complex
                                with     Elected or                                     Overseen          Other
       Name, Address          Liberty    Appointed        Principal Occupation(s)         By          Directorships
          and Age              Funds     to Office        During Past Five Years        Trustee           Held
       -------------          --------   ----------       -----------------------      ----------     -------------
Charles R. Nelson              Trustee      1981      Van Voorhis Professor,              103             None
(Age 59)                                              Department of Economics,
Department of Economics                               University of Washington since
University of Washington                              January, 1976; consultant on
Seattle, WA 98195                                     econometric and statistical
                                                      matters.

John J. Neuhauser              Trustee      2000      Academic Vice President and         105        Saucony, Inc.
(Age 58)                                              Dean of Faculties since                          (athletic
84 College Road                                       August, 1999, Boston College                     footwear);
Chestnut Hill, MA 02467-3838                          (formerly Dean, Boston College                SkillSoft Corp.
                                                      School of Management from                      (e-learning).
                                                      September, 1977 to September,
                                                      1999).

Thomas E. Stitzel              Trustee      2000      Business Consultant since 1999      103             None
(Age 66)                                              (formerly Professor of Finance
2208 Tawny Woods Place                                from 1975 to 1999 and Dean
Boise, ID  83706                                      from 1977 to 1991, College of
                                                      Business, Boise State
                                                      University); Chartered
                                                      Financial Analyst.

Thomas C. Theobald             Trustee      1996      Managing Director, William          103      Xerox Corporation
(Age 64)                                              Blair Capital Partners                           (business
Suite 1300                                            (private equity investing)                      products and
222 West Adams Street                                 since September, 1994                            services),
Chicago, IL 60606                                     (formerly Chief Executive                         Anixter
                                                      Officer and Chairman of the                    International
                                                      Board of Directors,                           (network support
                                                      Continental Bank Corporation).                   equipment
                                                                                                     distributor),
                                                                                                       Jones Lang
                                                                                                     LaSalle (real
                                                                                                   estate management
                                                                                                     services) and
                                                                                                      MONY Group
                                                                                                   (life insurance).

Anne-Lee Verville             Trustee       2000      Author and speaker on               103       Chairman of the
(Age 56)                                              educational systems needs                         Board of
359 Stickney Hill Road                                (formerly General Manager,                   Directors, Enesco
Hopkinton, NH  03229                                  Global Education Industry from                  Group, Inc.
                                                      1994 to 1997, and President,                     (designer,
                                                      Applications Solutions                          importer and
                                                      Division from 1991 to 1994,                    distributor of
                                                      IBM Corporation (global                         giftware and
                                                      education and global                           collectibles).
                                                      applications)).

                                                                                       Number of
                                                                                       Portfolios
                                                                                        in Fund
                              Position   Year First                                     Complex
                                with     Elected or                                     Overseen          Other
       Name, Address          Liberty    Appointed        Principal Occupation(s)         By          Directorships
          and Age              Funds     to Office        During Past Five Years        Trustee           Held
       -------------          --------   ----------       -----------------------      ----------     -------------
INTERESTED TRUSTEES
William E. Mayer*            Trustee       1994      Managing Partner, Park Avenue         105       Lee Enterprises
(Age 61)                                             Equity Partners (private equity                   (print and
399 Park Avenue                                      fund) since February, 1999                      on-line media),
Suite 3204                                           (formerly Founding Partner,                     WR Hambrecht +
New York, NY 10022                                   Development Capital LLC from                    Co. (financial
                                                     November 1996 to February,                          service
                                                     1999; Dean and Professor,                      provider), First
                                                     College of Business and                             Health
                                                     Management, University of                      (healthcare) and
                                                     Maryland from October, 1992 to                  Systech Retail
                                                     November, 1996).                                Systems (retail
                                                                                                        industry
                                                                                                       technology
                                                                                                       provider).

Joseph R. Palombo* (Age     Trustee        2000      Chief Operating Officer of            103            None
48)                         and                      Columbia Management Group, Inc.
One Financial Center        Chairman                 (Columbia Management Group)
Boston, MA 02111            of the                   since November, 2001; formerly
                              Board                  Chief Operations Officer of
                                                     Mutual Funds, Liberty Financial
                                                     Companies, Inc. from August,
                                                     2000 to November, 2001;
                                                     Executive Vice President of
                                                     Stein Roe since April, 1999;
                                                     Executive Vice President and
                                                     Director of Colonial Management
                                                     Associates, Inc. (Colonial)
                                                     since April, 1999; Executive
                                                     Vice President and Chief
                                                     Administrative Officer of
                                                     Liberty Funds Group, LLC (LFG)
                                                     since April, 1999; Director of
                                                     Stein Roe since September,
                                                     2000; Trustee and Chairman of
                                                     the Board of the Stein Roe
                                                     Mutual Funds since October,
                                                     2000; Manager of Stein Roe
                                                     Floating Rate Limited Liability
                                                     Company since October, 2000
                                                     (formerly Vice President of the
                                                     Liberty Funds from April, 1999
                                                     to August, 2000; Chief
                                                     Operating Officer and Chief
                                                     Compliance Officer, Putnam
                                                     Mutual Funds from December,
                                                     1993 to March, 1999).


* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of Stein Roe.

                                Position      Year First
                                  with        Elected or
       Name, Address            Liberty       Appointed                    Principal Occupation(s)
          and Age                Funds        to Office                    During Past Five Years
       -------------            --------      ----------                   -----------------------
Officers
Keith T. Banks (Age 46)         President         2001      President of the Liberty Funds since November, 2001;
Columbia Management Group,                                  Chief Investment Officer and Chief Executive Officer of
Inc.                                                        Columbia Management Group since August, 2000 (formerly
590 Madison Avenue, 36th                                    Managing Director and Head of U.S. Equity, J.P. Morgan
Floor                                                       Investment Management from November, 1996 to August,
Mail Stop NY EH 30636A                                      2000).
New York, NY  10022

Vicki L. Benjamin                 Chief           2001      Chief Accounting Officer of the Liberty Funds and
(Age 40)                       Accounting                   Liberty All-Star Funds since June, 2001; Vice President
One Financial Center             Officer                    of LFG since April, 2001 (formerly Vice President,
Boston, MA 02111                                            Corporate Audit, State Street Bank and Trust Company
                                                            from May, 1998 to April, 2001; Audit Manager from July,
                                                            1994 to June, 1997; Senior Audit Manager from July, 1997
                                                            to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton            Treasurer         2000      Treasurer of the Liberty Funds and of the Liberty
(Age 37)                                                    All-Star Funds since December, 2000 (formerly Controller
One Financial Center                                        of the Liberty Funds and of the Liberty All-Star Funds
Boston, MA 02111                                            from February, 1998 to October, 2000); Treasurer of the
                                                            Stein Roe Funds since February, 2001 (formerly Controller
                                                            from May, 2000 to February, 2001); Senior Vice President
                                                            of LFG since January, 2001 (formerly Vice President from
                                                            April, 2000 to January, 2001; Vice President of Colonial from
                                                            February, 1998 to October, 2000; Senior Tax Manager, Coopers &
                                                            Lybrand, LLP from April, 1996 to January, 1998).

                               Controller         2001      Controller of the Liberty Funds and of the Liberty
Michelle G. Azrialy (Age                                    All-Star Funds since May, 2001; Vice President of LFG
32)                                                         since March, 2001 (formerly Assistant Vice President of
One Financial Center                                        Fund Administration from September, 2000 to February,
Boston, MA 02111                                            2001; Compliance Manager of Fund Administration from
                                                            September, 1999 to August, 2000) (formerly Assistant Vice
                                                            President and Assistant Treasurer, Chase Global Fund Services
                                                            - Boston from August, 1996 to September, 1999).

Jean S. Loewenberg                                          Secretary of the Liberty Funds and of the Liberty
(Age 56)                        Secretary         2002      All-Star Funds since February, 2002; Senior Vice
One Financial Center                                        President and Group Senior Counsel, FleetBoston
Boston, MA 02111                                            Financial Corporation since November, 1996.

   Trustee Positions

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.


General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:


                                             Aggregate                                Total Compensation from the
                                         Compensation from    Pension or Retirement    Fund and the Fund Complex
                                         the Fund for the      Benefits Accrued as      Paid to the Trustees for
                                         Fiscal Year Ended           Part of            the Calendar Year Ended
Trustee                                    June 30, 2001        Fund Expenses (a)        December 31, 2001 (b)
-------                                    -------------        -----------------        ---------------------
John A. Bacon, Jr.(c)                         $1,000                   N/A                      $95,000
Robert J. Birnbaum                              N/A                    N/A                       25,300
Tom Bleasdale(c)                                N/A                    N/A                       103,000(d)
William W. Boyd(c)                             1,000                   N/A                       50,000
Lora S. Collins(c)                              N/A                    N/A                       96,000
James E. Grinnell(c)                            N/A                    N/A                      100,300
Douglas A. Hacker                              1,859                   N/A                      109,000
Janet Langford Kelly                           1,743                   N/A                      107,000
Richard W. Lowry                                873                    N/A                      135,300
Salvatore Macera                                859                    N/A                      110,000
William E. Mayer                                813                    N/A                      132,300
James L. Moody, Jr. (c)                         N/A                    N/A                       91,000
Charles R. Nelson                              1,859                   N/A                      109,000
John J. Neuhauser                               860                    N/A                      132,510
Joseph R. Palombo(e)                            N/A                    N/A                           N/A
Thomas Stitzel                                  843                    N/A                      109,000
Thomas C. Theobald                             1,873                   N/A                      112,000
Anne-Lee Verville                             888(f)                   N/A                       114,000(f)

a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
     respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

f) During the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $888 and $114,000, respectively, pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended June 30, 2001, the Audit Committee convened four times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended June 30, 2001, the Governance Committee convened one time.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended June 30, 2001, the Advisory Fees & Expenses Committee convened three times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended June 30, 2001, the Trading Oversight Committee convened one time.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Funds overseen by the Trustee in the Liberty Fund Complex.

                                                                        Aggregate Dollar Range of Equity
                                      Dollar Range of Equity         Securities Owned in All Funds Overseen
Name of Trustee                    Securities Owned in The Fund        by Trustee in Liberty Fund Complex
---------------                    ----------------------------        ----------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                               $0                               Over $100,000
Janet Langford Kelly                            $0                               Over $100,000
Richard W. Lowry (g)                            $0                               Over $100,000
Salvatore Macera                                $0                              $50,001-$100,000
Charles R. Nelson                        $50,001-$100,000                        Over $100,000
John J. Neuhauser (g)                           $0                               Over $100,000
Thomas E. Stitzel                               $0                              $50,001-$100,000
Thomas C. Theobald                              $0                               Over $100,000
Anne-Lee Verville                               $0                               Over $100,000


INTERESTED TRUSTEES
                                                $0                              $50,001-$100,000
     William E. Mayer (g)
                                                $0                                 $1-10,000
       Joseph R. Palombo

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PART C.  OTHER INFORMATION (Liberty-Stein Roe Funds Municipal Trust)

ITEM 15.  INDEMNIFICATION.

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit a), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

      (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

      (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, Stein Roe & Farnham Incorporated ("Stein Roe"), the other investment companies advised by Stein Roe, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect Stein Roe or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement dated July 1, 1995, among the Registrant, its transfer agent and Stein Roe, Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Stein Roe against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of Stein Roe that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of Stein Roe.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 16. EXHIBITS

             [Note: As used herein, the term "PEA" refers to a post-effective amendment to the Registration Statement of the Registrant under the Securities Act of 1933, No. 2-99356.]

(1) Agreement and Declaration of Trust as amended and restated dated July 28,2000. (Exhibit to PEA #29*)

(2)(a)       By-Laws of Registrant as amended through 2/3/93.
             (Exhibit 2 to PEA #21.)*
   (b)       Amendment to By-Laws dated 2/4/98.  (Exhibit 2(b) to
             PEA #26.)*
   (c)       Amendment to By-Laws dated 3/15/00.(Exhibit to PEA# 32)*
   (d)       Amendment to By-Laws dated 9/28/00.(Exhibit to PEA# 32)*
   (e)       Amendment to By-Laws dated 6/20/01 (Exhibit to PEA# 33)*

(3)          None.

(4)          Form of Agreement and Plan of Reorganization among
             Liberty Ohio Tax-Exempt Fund, Stein Roe Managed Municipals
             Fund and Columbia Management Group, Inc. (filed as Appendix A to Part A of this Registration Statement).

(5) Article 4, 5, 10,11 and 13 of the Registrant's Agreement and Declaration of Trust and Article VII and X of the Registrant's By-Laws define the rights of shareholders.

(6)          Management Agreement with Stein Roe & Farnham Incorporated dated
             11/1/01.

(7)(a) Underwriting agreement between Registrant and Liberty Funds Distributor, Inc. dated 8/4/99, as amended (Amended Schedule A dated January 2, 2001 -- included in Part C, Item 23 of Post-Effective Amendment No. 70 to the Registration Statement on Form N -1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about December 22, 2000, and is hereby incorporated by reference and made a part of this Registration Statement.

    (b) Specimen copy of selected dealer agreement -- included as Exhibit 6(b) to Part C, Item 24 of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about May 7, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

(8)          Not Applicable.

(9) Custodian Contract between Registrant and State Street Bank and Trust Company ("Bank") dated October 10, 2001 -- filed as Exhibit

             (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

(10)(a)      Amended Rule 12b-1 Plan dated 6/18/01. (Exhibit (m) to PEA #33)*

    (b) Rule 18f-3 Plan, as amended and restated as of May 22, 2000 - included as Exhibit (o) to Part C, Item 24 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

(11) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Ohio Tax-Exempt Fund.

(12) Opinion and Consent of Counsel on Tax Matters and Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Liberty Ohio Tax-Exempt Fund (to be filed by amendment).

(13)         Not Applicable.

(14)(a)      Consent of Independent Accountants (PWC)

    (b)      Consent of Independent Auditors (E&Y)

(15)         Not Applicable.

(16) Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville- included in Part C, Item 23 of Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

(17)(a) Administrative agreement between Registrant and Stein Roe as amended through 7/1/96. (Exhibit 9(c) to PEA #21.)*

    (b) Accounting and Bookkeeping Agreement between the Registrant and Stein Roe dated 8/3/99. (Exhibit to PEA #27)*

    (c) Amendment to Accounting and Bookkeeping Agreement dated 7/1/01 (Exhibit (h)(3) to PEA # 33)*

    (d) Restated Transfer Agency Agreement between Registrant and SteinRoe Services Inc. dated 8/1/95 as amended through 3/31/99. (Exhibit to PEA #27)*

    (e)      Amendment to Transfer Agency Agreement with Liberty Funds Services,

             Inc. dated 7/1/01 (Exhibit (h)(6) to PEA #33)*

    (f)      Joinder and Release Agreement dated 12/18/00 (Exhibit (h)(7) to PEA
             #33)*

    (g) Code of Ethics of Stein Roe, Colonial Management, the Funds and Liberty Funds Distributor, Inc. as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust(File Nos. 33-02633 & 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

    (h)      Form of Proxy Card and Proxy Insert of Liberty Ohio Tax-Exempt Fund

    (i) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration Statement:

The Prospectus of Liberty Ohio Tax-Exempt Fund dated June 1, 2002 - 0000021847-02-000160

The Prospectus of Stein Roe Managed Municipals Fund dated November 1, 2001 - 0000021847-01-500215

   As supplemented on November 2, 2001 - 0000021847-01-500211

   As supplemented on December 6, 2001 - 0000021847-01-500245

   As supplemented on January 7, 2002 - 0000021847-02-000013

   As supplemented on April 22, 2002 - 0000021847-02-000121

The Statement of Additional Information of Liberty Ohio Tax-Exempt Fund dated June 1, 2002 - 0000021847-02-000160

The Report of Independent Accountants and financial statements included in the January 31, 2002 Annual Report to Shareholders of the Liberty Ohio Tax-Exempt Fund - 0000950156-02-000159

The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:

The Report of Independent Auditors and financial statements included in the June 30, 2001 Annual Report to Shareholders of the Stein Roe Managed Municipals
Fund - 0000891804-01-501585

The financial statements included in the Stein Roe Managed Municipals Fund's Semi-Annual Report to Shareholders dated December 31, 2001 - 0000891804-02-000484

-------------------------------
*Incorporated by reference.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty-Stein Roe Funds Municipal Trust, in this City of Boston, and The Commonwealth of Massachusetts on this 3rd day of July, 2002.

                                         LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST


                                         By: /s/KEITH T. BANKS
                                             Keith T. Banks, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                                  Title                   Date
--------------------------------      ---------------------   --------------
/s/ KEITH T. BANKS                    President                July 3, 2002
--------------------------------      (Principal
Keith T. Banks                        Executive Officer)


/s/ J. KEVIN CONNAUGHTON              Treasurer                July 3, 2002
--------------------------------      (Principal
J. Kevin Connaughton                  Financial Officer)


/s/ VICKI L. BENJAMIN                 Controller and Chief     July 3, 2002
--------------------------------      Accounting Officer
Vicki L. Benjamin                     (Principal
                                      Accounting Officer)

DOUGLAS A. HACKER*                    Trustee
--------------------------------
Douglas A. Hacker

JANET LANGFORD KELLY*                 Trustee
--------------------------------
Janet Langford Kelly

RICHARD W. LOWRY*                     Trustee
--------------------------------
Richard W. Lowry

SALVATORE MACERA*                     Trustee
--------------------------------
Salvatore Macera

WILLIAM E. MAYER*                     Trustee               * /s/RUSSELL L. KANE
--------------------------------                              ------------------
William E. Mayer                                            Russell L. Kane
                                                            Attorney-in-fact
                                                            July 3, 2002

DR. CHARLES R. NELSON*                Trustee
--------------------------------
Dr. Charles R. Nelson

JOHN J. NEUHAUSER*                    Trustee
--------------------------------
John J. Neuhauser

JOSEPH R. PALOMBO*                    Trustee
--------------------------------
Joseph R. Palombo

THOMAS E. STITZEL*                    Trustee
--------------------------------
Thomas E. Stitzel

THOMAS C. THEOBALD*                   Trustee
--------------------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*                    Trustee
--------------------------------
Anne-Lee Verville

                                    EXHIBITS

(6)          Management Agreement with Stein Roe & Farnham Incorporated dated
             11/1/01.

(11) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Liberty Ohio Tax-Exempt Fund.

(14)(a)      Consent of Independent Accountants (PWC)

    (b)      Consent of Independent Auditors (E&Y)

(17)(h)      Form of Proxy Card and Proxy Insert of Liberty Ohio Tax-Exempt Fund